EXHIBIT 10.7

                                                        EXECUTION COPY

                             U.S. $125,375,000

                          DOLLAR SUPPLY AGREEMENT,

                       dated as of September 28, 1994

                                   among

                          THE BANK OF NOVA SCOTIA,

                             as the Consignor,

                      CERTAIN FINANCIAL INSTITUTIONS,

                             as the Suppliers,

                          THE BANK OF NOVA SCOTIA,

                               CHEMICAL BANK

                                    and

                           THE BANK OF NEW YORK,

                    as the Co-Agents for the Suppliers,

                                    and

                          THE BANK OF NOVA SCOTIA,

               as the Administrative Agent for the Suppliers.


                             TABLE OF CONTENTS

     Section                                                      Page

                                 ARTICLE I

                      DEFINITIONS AND ACCOUNTING TERMS

        1.1.      Defined Terms  . . . . . . . . . . . . . . . . . .
        1.2.      Use of Defined Terms . . . . . . . . . . . . . . .
        1.3.      Cross-References . . . . . . . . . . . . . . . . .

                                 ARTICLE II

                 ADVANCE COMMITMENT AND MAKING OF ADVANCES

        2.1.      Advance Commitment . . . . . . . . . . . . . . . .
        2.1.1.    Advance Commitment . . . . . . . . . . . . . . .
        2.1.2.    Suppliers Not Permitted or Required to Make
                    Advances . . . . . . . . . . . . . . . . . . .
        2.2.      Reduction of Advance Commitment Amount . . . . .
        2.3.      Advance Procedures and Funding . . . . . . . . .
        2.3.1.    Continuation Elections . . . . . . . . . . . . .
        2.3.2.    Funding  . . . . . . . . . . . . . . . . . . . .
        2.4.      Extension of Stated Maturity Date and Maturity
                    of Advances  . . . . . . . . . . . . . . . . .
        2.4.1.    Request for Extension of Stated Maturity Date
                    and Maturity of Advances . . . . . . . . . . .
        2.4.2.    Consent to Extension of Stated Maturity Date
                    and Maturity of Advances . . . . . . . . . . .

                                ARTICLE III

                 REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

        3.1.      Repayments and Prepayments . . . . . . . . . . .
        3.1.1.    Final Maturity . . . . . . . . . . . . . . . . .
        3.1.2.    Acceleration of Stated Maturity Date . . . . . .
        3.1.3.    Mandatory Prepayments of Advances  . . . . . . .
        3.2.      Fees . . . . . . . . . . . . . . . . . . . . . .
        3.2.1.    Funding Fee  . . . . . . . . . . . . . . . . . .
        3.2.2.    Commitment Fees  . . . . . . . . . . . . . . . .
        3.2.3.    Post-Maturity Rates  . . . . . . . . . . . . . .

                                 ARTICLE IV

                   CERTAIN LIBO RATE AND OTHER PROVISIONS

        4.1.      LIBO Rate Lending Unlawful . . . . . . . . . . .
        4.2.      Deposits Unavailable . . . . . . . . . . . . . .
        4.3.      Increased LIBO Rate Advance Costs, etc.  . . . .
        4.4.      Funding Losses . . . . . . . . . . . . . . . . .
        4.5.      Increased Capital Costs  . . . . . . . . . . . .
        4.6.      Taxes  . . . . . . . . . . . . . . . . . . . . .
        4.7.      Payments, Computations, etc. . . . . . . . . . .
        4.8.      Sharing of Payments  . . . . . . . . . . . . . .
        4.9.      Use of Proceeds  . . . . . . . . . . . . . . . .
        4.10.     Replacement of Suppliers . . . . . . . . . . . .
        4.11.     Assignment to Administrative Agent . . . . . . .

                                 ARTICLE V


                           CONDITIONS TO ADVANCES

        5.1.      Initial Advance  . . . . . . . . . . . . . . . .
        5.1.1.    Resolutions, etc.  . . . . . . . . . . . . . . .
        5.1.2.    Revolving Credit Agreement and Fee Consignment
                    Agreement Effectiveness  . . . . . . . . . . .
        5.1.3.    Opinions of Counsel  . . . . . . . . . . . . . .
        5.1.4.    Closing Fees, Expenses, etc. . . . . . . . . . .
        5.2.      All Advances . . . . . . . . . . . . . . . . . .
        5.2.1.    No Default, etc. . . . . . . . . . . . . . . . .
        5.2.2.    Advance Request  . . . . . . . . . . . . . . . .
        5.2.3.    Satisfactory Legal Form  . . . . . . . . . . . .
        5.2.4.    No Consignor Bankruptcy Event  . . . . . . . . .
        5.2.5.    Advances Pursuant to Section 2.3.1 . . . . . . .

                                 ARTICLE VI

                             EVENTS OF DEFAULT

        6.1.      Listing of Events of Default . . . . . . . . . .
        6.1.1.    Breach of Warranty . . . . . . . . . . . . . . .
        6.1.2.    Default Under Material Agreements, etc.  . . . .
        6.1.3.    Bankruptcy, Insolvency, etc. . . . . . . . . . .
        6.2.      Action if Bankruptcy . . . . . . . . . . . . . .
        6.3.      Action if Other Event of Default . . . . . . . .
        6.4.      Consignor Bankruptcy Event . . . . . . . . . . .

                                ARTICLE VII

                                 THE AGENTS

        7.1.      Actions  . . . . . . . . . . . . . . . . . . . .
        7.2.      Funding Reliance, etc. . . . . . . . . . . . . .
        7.3.      Exculpation  . . . . . . . . . . . . . . . . . .
        7.4.      Successor  . . . . . . . . . . . . . . . . . . .
        7.5.      Advances by an Agent.  . . . . . . . . . . . . .
        7.6.      Credit Decisions . . . . . . . . . . . . . . . .
        7.7.      Copies, etc. . . . . . . . . . . . . . . . . . .

                                ARTICLE VIII

                          MISCELLANEOUS PROVISIONS

        8.1.      Waivers, Amendments, etc.  . . . . . . . . . . .
        8.2.      Notices  . . . . . . . . . . . . . . . . . . . .
        8.3.      Payment of Costs and Expenses  . . . . . . . . .
        8.4.      Turn-Over of Certain Payments  . . . . . . . . .
        8.5.      Survival . . . . . . . . . . . . . . . . . . . .
        8.6.      Severability . . . . . . . . . . . . . . . . . .
        8.7.      Headings . . . . . . . . . . . . . . . . . . . .
        8.8.      Execution in Counterparts, Effectiveness, etc. .
        8.9.      Governing Law; Entire Agreement  . . . . . . . .
        8.10.     Successors and Assigns . . . . . . . . . . . . .
        8.11.     Sale and Transfer of Advances; Participation
                    in Advances  . . . . . . . . . . . . . . . . .
        8.11.1.   Assignments  . . . . . . . . . . . . . . . . . .
        8.11.2.   Participation  . . . . . . . . . . . . . . . . .
        8.12.     Other Transactions . . . . . . . . . . . . . . .
        8.13.     Forum Selection and Consent to Jurisdiction  . .
        8.14.     Waiver of Jury Trial . . . . . . . . . . . . . .
        8.15.     No Recourse  . . . . . . . . . . . . . . . . . .
        8.16.     Waiver of Immunity; Judgment Currency  . . . . .

     EXHIBIT A   -   Form of Advance Request
     EXHIBIT B   -   Form of Supplier Assignment Agreement
     EXHIBIT C   -   Form of Continuation Notice
     EXHIBIT D   -   Form of Extension Request
     EXHIBIT E   -   Form of Suppliers' Agreement
     EXHIBIT F   -   Form of Opinion of Senior Legal Counsel to
                       the Consignor
     EXHIBIT G   -   Form of Opinion of New York Counsel to
                       the Consignor


                          DOLLAR SUPPLY AGREEMENT

          THIS DOLLAR SUPPLY AGREEMENT, dated as of September 28, 1994, among THE BANK OF NOVA SCOTIA ("Scotiabank") as consignor (in such capacity, the "Consignor"), the various financial institutions as are or may become parties hereto (collectively, the "Suppliers"), SCOTIABANK, CHEMICAL BANK ("Chemical") and THE BANK OF NEW YORK ("BONY") as the co-agents (in such capacity, the "Co-Agents") for the Suppliers, and Scotiabank, as administrative agent (in such capacity, together with any successor appointed pursuant to Section 7.4, the "Administrative Agent") for the Suppliers,

                            W I T N E S S E T H:

          WHEREAS, the Consignor and Handy & Harman, a New York corporation (the "Consignee"), are parties to a Fee Consignment Agreement dated as of the date hereof (as amended, supplemented, amended and restated or otherwise modified pursuant to the terms thereof, the "Fee Consignment Agreement"), pursuant to which the Consignor will from time to time consign up to 110,000 troy ounces of gold and up to 11,250,000 troy ounces of silver (such gold and silver collectively referred to as the "Bullion"), all in accordance with the terms and conditions thereof;

          WHEREAS, the Suppliers will provide the Advance Commitment pursuant to which each Supplier will make Advances of Dollars in connection with consignments of Bullion by the Consignor to the Consignee pursuant to the Fee Consignment Agreement; and

          WHEREAS, the Suppliers are willing, on the terms and conditions hereinafter set forth (including Article V), to make such Advances and extend the Advance Commitment hereunder;

          NOW, THEREFORE, the parties hereto agree as follows:

                                 ARTICLE I

                      DEFINITIONS AND ACCOUNTING TERMS

          SECTION 1.1. Defined Terms. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

          "Administrative Agent" is defined in the preamble.

          "Advances" is defined in Section 2.1.1.

          "Advance Commitment" is defined in Section 2.1.1.

          "Advance Commitment Amount" means $125,375,000, as such amount may be reduced from time to time pursuant to Section 2.2.

          "Advance Commitment Termination Date" means the earliest of

               (a)  the Stated Maturity Date;

               (b) the date on which the Advance Commitment Amount is terminated in full or reduced to zero pursuant to Section 2.2;

               (c)  the occurrence of any Default described in clauses
          (a) through (d) of Section 6.1.3;

               (d) the occurrence and continuance of any other Event of Default and either

                    (i) the declaration of the Obligations of the Consignee under the Fee Consignment Agreement to be due and payable pursuant to Section 8.3 thereof, or

                    (ii)  in the absence of such declaration, the
               giving of notice by the Administrative Agent, acting at the direction of the Required Suppliers, to the Consignor and the Consignee that the Advance Commitment has been terminated; and

               (e)  the occurrence of any Consignor Bankruptcy Event.

     Upon the occurrence of any event described in clause (b), (c) or
     (e) the Advance Commitment shall terminate automatically and without further action.

          "Advance Document" means this Agreement, each Advance
     Request, each Extension Request, each Supplier Assignment
     Agreement, the Suppliers' Agreement and each Continuation
     Request.

          "Advance Request" means a notice requesting Advances executed and delivered by the Consignor, substantially in the form of Exhibit A attached hereto.

          "Affected Supplier" is defined in Section 4.3.

          "Affiliate" is defined in the Revolving Credit Agreement.

          "Agent" means, as the context may require, any Co-Agent or the Administrative Agent.

          "Agreement" means, on any date, this Dollar Supply Agreement as originally in effect on the Effective Date and as thereafter from time to time amended, supplemented, amended and restated or otherwise modified and in effect on such date.

          "Alternate Base Rate" means, on any date and with respect to all Base Rate Advances, a fluctuating per annum rate equal to the higher of

               (a) the rate of interest most recently established by Scotiabank at its Domestic Office as its base rate for Dollar loans in the United States; and

               (b) the Federal Funds Rate for such date plus 1/2 of 1%.

     The Alternate Base Rate is not necessarily intended to be the lowest rate of interest determined by Scotiabank in connection with extensions of credit. Changes in Obligations accruing interest at the Alternate Base Rate will take effect simultaneously with each change in the Alternate Base Rate. The Administrative Agent will give prompt notice to the Consignee and the Suppliers of changes in the Alternate Base Rate.

          "Assignee Supplier" is defined in Section 8.11.1.

          "Authorized Officer" means those officers of the Consignee whose signatures and incumbency shall have been certified to the Administrative Agent and the Suppliers pursuant to Article V.

          "Base Rate Advance" means each Advance pursuant to which the Funding Fee accrues at a fluctuating rate determined by reference to the Alternate Base Rate.

          "BONY" is defined in the preamble.

          "Bullion" is defined in the first recital.

          "Business Day" means

               (a) any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in New York, New York, U.S.A. or Toronto, Ontario, Canada and on which dealings in Dollars are carried on in the London interbank market; and

               (b) in the case of any location to which Bullion is to be delivered or received, a day that transactions in Bullion can be carried out at such location.

          "Chemical" is defined in the preamble.

          "Co-Agents" is defined in the preamble.

          "Consignee" is defined in the first recital.

          "Consignor" is defined in the preamble.

          "Consignor Bankruptcy Event" means the Consignor shall

               (a) become insolvent or generally fail to pay, or admit in writing its inability or unwillingness to pay, debts as they become due;

               (b) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for the Consignor or any property of any thereof, or make a general assignment for the benefit of creditors;

               (c) in the absence of such application, consent or acquiescence, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for the Consignor or for a substantial part of the property of any thereof;

               (d) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of the Consignor; or

               (e) take any action authorizing, or in furtherance of, any of the foregoing.

          "Continuation Date" is defined in clause (a) of Section
     3.1.3.

          "Continuation Notice" means a notice of continuation duly executed by the Consignor pursuant to the terms hereof, substantially in the form of Exhibit C attached hereto.

          "Default" means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.

          "Dollar" and the symbol "$" mean lawful money of the United
     States.

          "Domestic Office" means, relative to any Supplier, the office of such Supplier designated as such below its signature hereto or designated in the Supplier Assignment Agreement or such other office of a Supplier (or any successor or assign of such Supplier) within the United States as may be designated from time to time by notice from such Supplier, as the case may be, to each other party hereto.

          "Effective Date" means the date this Agreement becomes effective pursuant to Section 8.8.

          "Environmental Law" is defined in the Revolving Credit
     Agreement.

          "Event of Default" is defined in Section 6.1.

          "Extension Request" means an extension request duly executed by the Consignor, substantially in the form of Exhibit D hereto.

          "Federal Funds Rate" means, for any day, a fluctuating interest rate per annum equal for such day to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day in the City of New York, for the next preceding Business Day) by the Federal Reserve Bank of New York; provided, however, that if such rate is not so published for any day which is a Business Day in the City of New York, the rate for such day shall be the average of the quotations for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

          "Fee Consignment Agreement" is defined in the first recital.

          "Fee Letter" is defined in the Revolving Credit Agreement.

          "Funding Fee" is defined in Section 3.2.1.

          "Funding Period" means, relative to any Advance, the period beginning on (and including) the date on which such Advance is made or continued as an Advance pursuant to Section 2.3 or 2.3.1 and shall end on (but exclude) the day which numerically corresponds to such date one, two or three months (or such other period, if agreed to by all the Suppliers) thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month), in each case equal to a corresponding Consignment Period as requested by the Consignee under the Fee Consignment Agreement as the Consignor will notify to the Suppliers in its relevant notice pursuant to Section 2.3 or 2.3.1; provided, however, that

               (a) Funding Periods commencing on the same date for Advances in respect of the same consignment of Bullion shall be of the same duration,

               (b) if such Funding Period would otherwise end on a day which is not a Business Day, such Funding Period shall end on the next following Business Day; provided, however, that if such next following Business Day is the first Business Day of a calendar month, such Funding Period shall end on the next preceding Business Day, and

               (c)  no Funding Period may end later than the Stated
          Maturity Date.

     No more than ten Funding Periods shall be in effect at any one time.

          "Hazardous Material" is defined in the Revolving Credit
     Agreement.

          "herein", "hereof", "hereto", "hereunder" and similar terms contained in this Agreement or any other Advance Document refer to this Agreement or such other Advance Document, as the case may be, as a whole and not to any particular Section, paragraph or provision of this Agreement or such other Advance Document.

          "including" means including without limiting the generality of any description preceding such term, and, for purposes of this Agreement and each other Advance Document, the parties hereto agree that the rule of ejusdem generis shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters or to matters specifically mentioned.

          "Indemnified Liabilities" is defined in Section 8.4.

          "Indemnified Parties" is defined in Section 8.4.

          "LIBO Rate" is defined in Section 3.2.1.

          "LIBO Rate Advance" means each Advance pursuant to which the Funding Fee accrues at a rate determined by reference to the LIBO Rate (Reserve Adjusted).

          "LIBO Rate (Reserve Adjusted)" is defined in Section 3.2.1.

          "LIBOR Office" means, relative to any Supplier, the office of such Supplier designated as such below its signature hereto or designated in a Supplier Assignment Agreement or such other office of a Supplier as designated from time to time by notice from such Supplier to the Consignee and the Administrative Agent, whether or not outside the United States, which shall be making or maintaining LIBO Rate Advances.

          "LIBOR Reserve Percentage" is defined in Section 3.2.1.

          "Lien" means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property to secure payment of a debt or performance of an obligation or other priority or preferential arrangement of any kind or nature whatsoever.

          "Non-Consenting Supplier" is defined in clause (c) of
     Section 2.4.2.

          "Non-Recourse Joint Venture" is defined in the Revolving Credit Agreement.

          "Obligations" means all obligations (monetary or otherwise) of the Consignee arising under or in respect of the Fee
     Consignment Agreement.

          "Organic Document" means, relative to the Consignee, its certificate of incorporation, its by-laws and all shareholder agreements, voting trusts and similar arrangements applicable to any of its authorized shares of capital stock.

          "Participant" is defined in Section 8.11.2.

          "Percentage" means, relative to any Supplier, the percentage set forth opposite its signature hereto or set forth in a Supplier Assignment Agreement, as such percentage may be adjusted from time to time pursuant to Supplier Assignment Agreement(s) executed by such Supplier and its Assignee Supplier(s) and delivered pursuant to Section 8.11.1.

          "Person" means any natural person, corporation, partnership, firm, association, trust, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

          "Quarterly Payment Date" means the last day of each March, June, September and December or, if any such day is not a Business Day, the next succeeding Business Day.

          "Release" is defined in the Revolving Credit Agreement.

          "Replacement Notice" is defined in Section 4.10.

          "Required Suppliers" means, at any time, Suppliers whose Percentages equal or exceed 51%.

          "Revolving Credit Agreement" means the Revolving Credit Agreement, dated as of the date hereof (as amended, supplemented, amended and restated or otherwise modified from time to time pursuant to the terms thereof), among the Consignee, certain financial institutions from time to time parties thereto, Chemical, BONY and Scotiabank as co-agents and Scotiabank, as the administrative agent; provided that if the Revolving Credit Agreement shall be refinanced or otherwise terminated and no longer of force and effect at a time when this Agreement is still in effect, then for purposes of this Agreement the "Revolving Credit Agreement" shall mean the Revolving Credit Agreement, as in effect immediately prior to the date of such refinancing or termination.

          "Scotiabank" is defined in the preamble.

          "Short-Term Dollar Supply Agreement" means the Short-Term Dollar Supply Agreement, dated as of the date hereof, among the Consignor, the financial institutions from time to time parties thereto, Scotiabank, BONY and Chemical, as co-agents and Scotiabank, as administrative agent, as amended, supplemented, amended and restated or otherwise modified from time to time pursuant to the terms thereof.

          "Short Term Revolving Credit Agreement" is defined in the Revolving Credit Agreement.

          "Stated Maturity Date" means September 28, 1997, as such date may be extended from time to time pursuant to Section 2.4.

          "Subject Supplier" is defined in Section 4.10.

          "Subsidiary" means, with respect to any Person, any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person.

          "Substitute Rate" is defined in Section 3.2.1.

          "Supplier Assignment Agreement" means a Supplier Assignment Agreement substantially in the form of Exhibit B attached hereto.

          "Suppliers" is defined in the preamble.

          "Suppliers' Agreement" means the Suppliers' Agreement, dated as of the date hereof (as amended, supplemented, amended and restated or otherwise modified from time to time pursuant to the terms thereof), among the Consignor, the Suppliers (as defined herein and in the Short-Term Dollar Supply Agreement) and the Administrative Agent, substantially in the form attached hereto as Exhibit E.

          "Taxes" is defined in Section 4.6.

          "type" means, relative to any Advance, the portion thereof, if any, being maintained as a Base Rate Advance or a LIBO Rate Advance.

          "United States" or "U.S." means the United States of
     America, its fifty States and the District of Columbia.

          "Valuation Date" is defined in clause (a) of Section 3.1.3.

          SECTION 1.2.  Use of Defined Terms.  Unless otherwise
     defined or the context otherwise requires,

               (a) terms for which meanings are provided in this Agreement shall have such meanings when used in any Advance Document, notice and other communication delivered from time to time in connection with this Agreement or any other Advance Document; and

               (b)  terms used in this Agreement or any Advance
          Document that are not defined herein (or in such Advance Document) are used herein with the meanings set forth in the Fee Consignment Agreement.

          SECTION 1.3. Cross-References. Unless otherwise specified, references in this Agreement and in each other Advance Document to any Article or Section are references to such Article or Section of this Agreement or such other Advance Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

                                 ARTICLE II

                 ADVANCE COMMITMENT AND MAKING OF ADVANCES

          SECTION 2.1. Advance Commitment. On the terms and subject to the conditions of this Agreement (including Article V), each Supplier severally agrees to make Advances to the Consignor pursuant to the Advance Commitment described in Section 2.1.1; provided, that all payments and repayments of such Advances are subject to the terms of Section 8.15.

          SECTION 2.1.1. Advance Commitment. From time to time on any Business Day occurring prior to the Advance Commitment Termination Date, each Supplier will advance Dollars to the Administrative Agent to be forwarded to the Consignor (relative to such Supplier, its "Advances") equal to such Supplier's Percentage of the aggregate amount of the Advances required pursuant to Section 2.3 or Section 2.3.1 to be made on such day. The commitment of each Supplier described in this Section 2.1.1 is herein referred to as its "Advance Commitment". On the terms and subject to the conditions hereof, the Consignor may from time to time prior to the Advance Commitment Termination Date have Advances funded to it, prepay such Advances following the return or purchase of Bullion (or other gold or silver) by the Consignee under the Fee Consignment Agreement and have additional Advances funded to it in connection with consignments of Bullion thereunder.

          SECTION 2.1.2. Suppliers Not Permitted or Required to Make Advances. No Supplier shall be permitted or required to make any Advance if, after giving effect thereto, the aggregate outstanding principal amount of all Advances owing

               (a)  to all Suppliers would exceed the Advance
          Commitment Amount; or

               (b)  to such Supplier would exceed such Supplier's
          Percentage multiplied by the Advance Commitment Amount.

          SECTION 2.2. Reduction of Advance Commitment Amount. Upon the occurrence of a voluntary reduction in whole or in part of the Commitment Amount pursuant to Section 2.2.1 of the Fee Consignment Agreement, there shall also occur an automatic and contemporaneous reduction in the Advance Commitment Amount hereunder in an amount equal to the number of troy ounces of gold or troy ounces of silver (or both, if applicable) by which the Commitment Amount under the Fee Consignment Agreement is being reduced, multiplied by $475 (in the case where a reduction in the Commitment Amount is in respect of gold) and $6.50 (in the case where a reduction in the Commitment Amount is in respect of silver).

          SECTION 2.3. Advance Procedures and Funding. Promptly following receipt of a Consignment Request from the Consignee, the Consignor agrees to deliver an Advance Request for a Funding Period that is the same duration of the requested Consignment Period to the Administrative Agent pursuant to which the Consignor will request, on at least three but no more than five Business Days' prior notice, that an Advance be made by all the Suppliers in a minimum amount of $10,000,000, or, if less, in the unused amount of the Advance Commitment Amount. In connection with any consignment of Bullion under the Fee Consignment Agreement, the Consignor shall not agree to a Consignment Period of other than one, two or three months unless all the Suppliers have first consented to such other Consignment Period. The Administrative Agent agrees to promptly notify each Supplier of the receipt of each Advance Request. The amount of the Advance in respect of any given Consignment Request shall equal the Dollar Value of gold or the Dollar Value of silver (or both, if applicable as determined by the Consignor and notified to the Administrative Agent) as in effect three Business Days prior to the making of the Advance, multiplied by the number of troy ounces of gold or troy ounces of silver (or both, if applicable) that the Consignee is requesting be consigned to it by the Consignor. On the terms and subject to the conditions of this Agreement, each Advance shall be made on the Business Day specified in such Advance Request. On or before 11:00 a.m.
     (New York City time) on the Business Day that such Advance is to be made, each Supplier shall deposit with the Administrative Agent immediately available funds in an amount equal to such Supplier's Percentage of the requested Advance. Such deposit will be made to an account which the Administrative Agent shall specify from time to time by notice to the Suppliers. No Supplier's obligation to make any Advance shall be affected by any other Supplier's failure to make any Advance.

          SECTION 2.3.1. Continuation Elections. Promptly following the delivery of a Continuation/Return Notice to the Consignor in accordance with Section 2.3.1 of the Fee Consignment Agreement in which the Consignee is requesting that all or any portion of previously consigned Bullion is to remain consigned to the Consignee pursuant to the terms of the Fee Consignment Agreement, the Consignor will deliver to the Administrative Agent a Continuation Notice with respect to the previously funded corresponding Advances that were made hereunder, pursuant to which the Suppliers shall continue all, or any applicable portion of, such Advances following the last day of a Funding Period with respect thereto (subject to Sections 4.1, 4.2 and 4.3) as a LIBO Rate Advance, and in the absence of delivery of a Continuation/Return Notice with respect to any Advance at least four but not more than five Business Days prior to the last day of the then current Funding Period with respect thereto, such Advance shall, on such last day, automatically continue for a Funding Period of one month and, in such event, the Consignor will deliver to the Administrative Agent a Continuation Notice with respect to the previously funded corresponding Advances that were made hereunder, pursuant to which the Suppliers shall, subject to the satisfaction of the conditions set forth in
     Section 5.2.5, continue all such Advances following the last day of the then expiring Funding Period with respect thereto (subject to Sections 4.1, 4.2 and 4.3) as a LIBO Rate Advance for a Funding Period of one month. The amount of the Advances in respect of any such Continuation Notice shall equal the Dollar Value of gold or the Dollar Value of silver (or both, if applicable) as in effect three Business Days prior to the continuation of the Advance, multiplied by the number of troy ounces of gold or troy ounces of silver (or both, if applicable) that the Consignee has requested be continued under consignment by the Consignor. To the extent such Dollar Value of gold or Dollar Value of silver (as applicable) three Business Days prior to the first day of the next succeeding Funding Period as notified to the Administrative Agent and the Suppliers by the Consignor

               (a) exceeds that which was in effect three Business Days prior to the date the relevant consignment was originally made (or subsequently continued pursuant to Section 2.3.1 of the Fee Consignment Agreement), then the Suppliers shall (subject to Section 5.2.5) fund Advances to the Administrative Agent on the first day of such next succeeding Funding Period in an amount equal to such Supplier's Percentage multiplied by such excess; and

               (b) is less than that which was in effect three Business Days prior to the date the relevant consignment was originally made (or subsequently continued pursuant to Section 2.3.1 of the Fee Consignment Agreement), then the Consignor shall repay Advances to the Administrative Agent on the last day of the then expiring Funding Period in an amount equal to such difference pursuant to clause (a) of
          Section 3.1.3.

          SECTION 2.3.2. Funding. Each Supplier may, if it so elects, fulfill its obligation to advance or continue LIBO Rate Advances hereunder by causing one of its foreign branches or affiliates (or an international banking facility created by such Supplier) to advance or continue such LIBO Rate Advance; provided, however, that such LIBO Rate Advance shall nonetheless be deemed to have been made and to be held by such Supplier, and the obligation to repay such LIBO Rate Advance shall nevertheless be to such Supplier for the account of such foreign branch, affiliate or international banking facility.

          SECTION 2.4. Extension of Stated Maturity Date and Maturity of Advances. Each of (i) the Stated Maturity Date and (ii) the obligation, pursuant to Section 3.1.1, to make a mandatory repayment of the outstanding principal amount of Advances on the Stated Maturity Date, shall be subject to extension or postponement, as the case may be, as set forth in this Section.

          SECTION 2.4.1. Request for Extension of Stated Maturity Date and Maturity of Advances. Any term or provision of this Agreement to the contrary notwithstanding, promptly after the delivery of a Consignment Extension Request by the Consignee to the Consignor pursuant to the terms of the Fee Consignment Agreement in respect of which the Consignor is willing to extend the Stated Maturity Date, the Consignor shall, by delivery of a duly completed Extension Request to each Supplier, irrevocably request that each Supplier extend for a one year period the then existing Stated Maturity Date.

          SECTION 2.4.2. Consent to Extension of Stated Maturity Date and Maturity of Advances.

               (a) Each Supplier shall, within 30 days of receipt of an Extension Request, notify the Administrative Agent whether or not it consents to the extension set forth in such Extension Request, such consent to be in the sole discretion of such Supplier. If any Supplier does not so notify the Administrative Agent of its decision within such 30 day period, such Supplier shall be deemed not to have consented to such request.

               (b) The Administrative Agent shall promptly notify the Consignor and the Consignee whether the Suppliers have consented to such request. If the Administrative Agent does not so notify the Consignor within 35 days following the date the Consignor receives the applicable Consignment Extension Request from the Consignee, the Administrative Agent shall be deemed to have notified the Consignor that the Suppliers have not consented to such request.

               (c) Each Supplier that elects not to provide a new Advance Commitment upon the expiration of the then effective Stated Maturity Date or that fails to so notify the Administrative Agent of such consent (a "Non-Consenting Supplier") hereby agrees that if, on or prior to the then effective Stated Maturity Date, any other Supplier or other financial institution acceptable to the Consignor and the Consignee offers to purchase such Non-Consenting Supplier's Percentage of the Advance Commitment (and other amounts and commitments, as required pursuant to Section 8.11.1) for a purchase price equal to the sum of all amounts then owing with respect to the Advances and all other amounts accrued for the account of such Non-Consenting Supplier, such Non-Consenting Supplier will assign, sell and transfer on the then effective Stated Maturity Date all of its right, title, interest and obligations with respect to the foregoing to such other Supplier or financial institution pursuant to the terms of Section 8.11.1, and the fee payable pursuant to
          Section 8.11.1 shall be payable by such Assignee Supplier.

               (d) The Advances of any Non-Consenting Supplier that were not purchased pursuant to clause (c) will mature and be due and payable, and such Non-Consenting Supplier's Advance Commitment will terminate, on the then scheduled Stated Maturity Date. On each such date, the Advance Commitment Amount will be automatically reduced by an amount equal to the product of

                    (i)  the sum of the Percentages of all Non-
               Consenting Suppliers that were not purchased pursuant to clause (c), and

                    (ii) the Advance Commitment Amount (whether used or unused) on such Stated Maturity Date immediately prior to such calculation.

               (e) On the date that would have been the Stated Maturity Date had the Advance Commitment not been extended pursuant to the terms of this Section, the Percentages of the remaining Suppliers which have consented to an extension of their Advance Commitment hereunder shall be adjusted accordingly by the Administrative Agent, based on such Suppliers' pro rata share of the remaining Advance Commitment Amount.

     Notwithstanding anything to the contrary contained in this Section, the Stated Maturity Date of those Suppliers consenting to such an extension shall not be extended for an additional one year period unless (i) Suppliers whose Percentages equal or exceed 75% (after giving effect to the operation of clause (c)) have so consented to such extension, and (ii) the Consignor has consented to a corresponding extension of the Consignment Maturity Date pursuant to Section 2.4.2 of the Fee Consignment Agreement.

                                ARTICLE III

                 REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

          SECTION 3.1. Repayments and Prepayments. Repayments and prepayments of Advances shall be made as set forth in this
     Section 3.1. Each repayment or prepayment of any Advance made pursuant to this Section 3.1 shall be without premium or penalty, except as may be required to be paid (subject to Section 8.15) pursuant to Section 4.4. No prepayment of principal of any Advances shall cause a reduction in the Advance Commitment Amount. Notwithstanding anything to the contrary in this Agreement or any other Advance Document, the parties hereto acknowledge and agree that (other than as required pursuant to clauses (a) and (e) of Section 3.1.3) each repayment and prepayment of Advances by the Consignor to the Suppliers, and all liability of the Consignor to the Suppliers in respect of such payments, shall be subject to the provisions of Section 8.15 and shall only arise as against the Consignor to the extent (and only to the extent) that Bullion (or other gold and/or silver, as applicable) has been purchased by the Consignee from the Consignor (and the Consignor shall have received in immediately available funds the purchase price of such Bullion) or has been returned to the Consignor by the Consignee as required on the dates and in accordance with the terms of the Fee Consignment Agreement; provided, that if the full amount of Bullion (or other gold and/or silver, as applicable) is returned to the Consignor, or the Consignor receives the entire amount of the purchase price agreed to in respect of a purchase of such Bullion, in each case on a date that is later than that which is required pursuant to the terms of the Fee Consignment Agreement, then the Consignor agrees that it will make the payments otherwise required pursuant to Section 3.1.3 on the date such Bullion was returned or purchased, as the case may be.

          SECTION 3.1.1. Final Maturity. To the extent (but only to the extent) that all then consigned Bullion (or other gold and/or silver, as applicable) is returned from consignment to the Consignor and/or purchased by the Consignee on such date in accordance with the terms of the Fee Consignment Agreement, on the Stated Maturity Date, the Consignor shall repay the unpaid principal amount of all Advances upon the Stated Maturity Date. If less than all previously consigned Bullion (or other gold and/or silver, as applicable) is returned from consignment or is purchased by the Consignee pursuant to the terms of the Fee Consignment Agreement on the Stated Maturity Date, then as between the Consignor and the Suppliers the terms of the Suppliers' Agreement shall be applied to determine the principal amount of the Advances that will be repaid to the Suppliers on the Stated Maturity Date (provided, that the Consignee's failure to return (or purchase, as applicable) all Bullion on the Stated Maturity Date shall nevertheless constitute an Event of Default, and any acceptance of any partial repayment or return of Bullion (as applicable) shall not be deemed to be a waiver of any terms or provisions of, or otherwise release the Consignee from complete performance of its Obligations under, the Fee Consignment Agreement).

          SECTION 3.1.2. Acceleration of Stated Maturity Date. Upon any acceleration of the Stated Maturity Date pursuant to Section
     6.2 or Section 6.3 the Consignor shall, to the extent (and only to the extent) that all previously consigned Bullion (or other gold and/or silver, as applicable) has first been returned to it from consignment by the Consignee, or has been purchased from the Consignor by the Consignee pursuant to the terms of the Fee Consignment Agreement, repay the outstanding amount of all Advances on the date of such delivery or purchase of Bullion (or other gold and/or silver). If, upon (or at any time after) the acceleration of the Stated Maturity Date pursuant to Section 6.2 or Section 6.3, the Consignee shall return to or purchase from the Consignor less than all previously consigned Bullion (or other gold and/or silver, as applicable), then as between the Consignor and the Suppliers the terms of the Suppliers' Agreement shall be applied to determine the principal amount of the Advances that will be repaid upon such return to or purchase from the Consignor (provided, that the Consignee's failure to return (or purchase, as applicable) all Bullion on the date of any acceleration of the Stated Maturity Date shall nevertheless constitute an Event of Default, and any acceptance of any partial repayment or return of Bullion (as applicable) shall not be deemed to be a waiver of any terms or provisions of, or otherwise release the Consignee from complete performance of its Obligations under, the Fee Consignment Agreement).

          SECTION 3.1.3.  Mandatory Prepayments of Advances.  The
     Consignor shall make mandatory prepayments of the Advances as follows:

               (a) to the extent that the Dollar Value of gold or the Dollar Value of silver (or both, if applicable) on the date that is three Business Days prior to the continuation of a consignment of all or a portion of Bullion pursuant to
          Section 2.3.1 of the Fee Consignment Agreement (such date being referred to as the "Continuation Date") is less than that which was in effect three Business Days prior to when the relevant consignment (and the corresponding Funding Period hereunder with respect to such consignment) was originally made or, if applicable, subsequently continued pursuant to Section 2.3.1 of the Fee Consignment Agreement (such date being referred to as the "Valuation Date"), the Consignor shall repay the Advances on the last day of such then expiring Funding Period, pro rata to the Suppliers in accordance with their respective Percentages, in an amount equal to (i) the Dollar Value of gold or the Dollar Value of silver (or both, if applicable) that existed on the Valuation Date, multiplied (as applicable) by the number of ounces of gold and/or the number of ounces of silver that was consigned under the corresponding Consignment Period minus (ii) the Dollar Value of gold or the Dollar Value of silver (or both, if applicable) that existed on the Continuation Date multiplied (as applicable) by the number of ounces of gold and/or the number of ounces of silver to be continued under consignment pursuant to the relevant Continuation/Return Notice;

               (b) on each date when Bullion is purchased from the Consignor by the Consignee pursuant to the terms of
          Section 2.3.3 of the Fee Consignment Agreement, regardless of the price agreed to between the Consignor and the Consignee, the Consignor shall make a mandatory prepayment of Advances in an amount equal to the Dollar Value of gold or the Dollar Value of silver (or both, if applicable) that was in effect on the Valuation Date corresponding to the applicable Consignment Period of the Bullion that is being purchased, multiplied by the number of ounces of Bullion so purchased;

               (c) on the last day of each Consignment Period when Bullion (or other gold or silver, as applicable) is returned (and not continued under consignment) to the Consignor by the Consignee, the Consignor shall make a mandatory prepayment of Advances in an amount equal to the Dollar Value of gold or the Dollar Value of silver (or both, if applicable) that was in effect on the Valuation Date corresponding to such applicable Consignment Period in respect of which gold or silver is being returned to the Consignor, multiplied by the number of ounces of gold and/or silver actually returned to the Consignor;

               (d) on each date and to the extent that the Consignee has returned Bullion to the Consignor (or delivered to the Consignor other gold or silver, as applicable) prior to the last day of the related Consignment Period in accordance with Section 3.1.2 of the Fee Consignment Agreement or Bullion has been deemed to have been returned to the Consignor pursuant to clause (b)(i) of Section 3 of the Suppliers' Agreement, the Consignor shall make a mandatory prepayment of Advances equal to the Dollar Value of gold or the Dollar Value of silver (or both, if applicable) that was in effect on the Valuation Date corresponding to such Consignment Period, multiplied by the number of ounces of gold and/or silver actually returned or deemed returned to the Consignor; and

                  (e) on each date and to the extent that (i) any Bullion with respect to which the Suppliers have made Advances is lost or damaged prior to its delivery to either Plant (as set forth in Section 2.3 of the Fee Consignment Agreement), or (ii) any Bullion is returned to the Consignor by the Consignee as not conforming with the quality of gold or silver, as the case may be, as set forth in Section 2.3.2 of the Fee Consignment Agreement, the Consignor shall make a mandatory repayment of Advances in an amount equal to the Dollar Value of gold or the Dollar Value of silver (or both, if applicable) that was in effect on the Valuation Date corresponding to the Consignment Period in respect of the gold or silver that was lost or damaged prior to delivery to either Plant or that was otherwise not in conformity with the quality required pursuant to Section 2.3.2 of the Fee Consignment Agreement, as the case may be, together with interest which shall be the several obligation of, and payable by, the Consignor on the amount of such Advances at the rate customarily charged for inter-bank loans in the U.S. for the first two days such Advances were outstanding, and thereafter for each day such Advances are outstanding at the rate that would have accrued on such Advances as a Funding Fee if such Bullion had not been lost, damaged or returned.

          SECTION 3.2. Fees. Fees on the Advances shall accrue and be payable in accordance with this Section 3.2 (and payment of all such fees shall be subject to the provisions of Section
     8.15).

          SECTION 3.2.1. Funding Fee. To the extent that the Consignor has first received the Consignment Fee from the Consignee payable pursuant to Section 3.3.1 of the Fee Consignment Agreement, the Consignor agrees to pay to the Suppliers a funding fee (the "Funding Fee") on each Advance at a rate equal to the sum of the LIBO Rate (Reserve Adjusted) for the applicable Funding Period plus a margin of 1/2 of 1% per annum; provided, however, that if, as a result of the occurrence of any event described in Section 4.2, Advances are maintained at the Alternate Base Rate, then the Funding Fee payable by the Consignor shall equal the rate which Scotiabank notifies the Consignee, the Administrative Agent and the Suppliers is the rate at which Dollar deposits in immediately available funds are offered to it in an interbank market other than the London interbank eurodollar market, as reasonably selected by Scotiabank, including all basic, emergency, supplemental, marginal and other reserves specified under regulations issued from time to time by the F.R.S. Board and then applicable to assets or liabilities of the nature selected by Scotiabank having a term approximately equal or comparable to applicable Funding Period (the "Substitute Rate"), plus a margin of 1/2 of 1% per annum. If only a percentage of the total Consignment Fee is paid to the Consignor under Section 3.3.1 of the Fee Consignment Agreement, then the Consignor agrees to pay over to the Administrative Agent a Funding Fee in an amount equal to the total amount of the Funding Fee otherwise due multiplied by the percentage of the Consignment Fee so received by the Consignor (but the Consignee's failure to pay the entire amount of the Consignment Fee shall constitute an Event of Default, and the acceptance of any partial payment of the Consignment Fee shall not be deemed to be a waiver of, or otherwise release the Consignee from complete performance of its Obligations under, the Fee Consignment Agreement).

          The "LIBO Rate (Reserve Adjusted)" means, relative to any Advance to be made, continued or maintained as, or converted into, a LIBO Rate Advance for any Funding Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) determined pursuant to the following formula:

             LIBO Rate           =              LIBO Rate
          (Reserve Adjusted)          1.00 - LIBOR Reserve Percentage

          The LIBO Rate (Reserve Adjusted) for any Funding Period for LIBO Rate Advances will be determined by the Administrative Agent on the basis of the LIBOR Reserve Percentage in effect on, and the applicable rates furnished to and received by the Administrative Agent from Scotiabank two Business Days before, the first day of such Funding Period.

          "LIBO Rate" shall equal the average (rounded upwards, if necessary, to the nearest 1/16 of 1%) of the rates per annum at which Dollar deposits in immediately available funds are offered to Scotiabank's LIBOR Office in the London interbank market as at or about 11:00 a.m. (London time), two Business Days prior to the beginning of such Funding Period for delivery on the first day of such Funding Period, and in an amount approximately equal to the amount of Scotiabank's LIBO Rate Advance, for a period approximately equal to such Funding Period.

          "LIBOR Reserve Percentage" means the reserve percentage (expressed as a decimal) equal to the average maximum reserve requirements of the Suppliers (without giving effect to the branch or agency in which such Supplier funds such Advances) (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to assets or liabilities consisting of and including "Eurocurrency Liabilities", as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Funding Period.

          For so long as any Advances of a Supplier are maintained as Base Rate Advances as a result of the occurrence of any event described in Section 4.1 or 4.3, the Consignor shall (subject in all respects to the terms of this Agreement) continue to pay such Supplier the Funding Fee, at the LIBO Rate (Reserve Adjusted) for the applicable Funding Period plus a margin of 1/2 of 1% per annum, and to the extent (and only to the extent) that the Consignor has first received from the Consignee all or a portion of the fees payable pursuant to clause (b) of Section 3.3.1 of the Fee Consignment Agreement, the Consignor agrees to also pay over (to the extent actually received) a fee to such Supplier on such Advances at a rate equal to the positive difference, if any, between (x) the Alternate Base Rate then in effect and (y) the LIBO Rate (Reserve Adjusted) for the Funding Period in respect of such Advances plus 1/2 of 1% per annum, with all such amounts being due and payable on the dates the Funding Fee is otherwise payable hereunder. For so long as any Advances of the Suppliers are maintained as Base Rate Advances as a result of the occurrence of any event described in Section 4.2, the Consignor shall (subject in all respects to the terms of this Agreement) continue to pay each Supplier the Funding Fee, at the Substitute Rate for the applicable Funding Period plus a margin of 1/2 of 1% per annum, and to the extent (and only to the extent) that the Consignor has first received from the Consignee all or a portion of the fees payable pursuant to clause (b) of Section 3.3.1 of the Fee Consignment Agreement, the Consignor agrees to also pay over (to the extent actually received) a fee to such Supplier on such Advances at a rate equal to the positive difference, if any, between (x) the Alternate Base Rate then in effect and (y) the Substitute Rate for the Funding Period in respect of such Advances plus 1/2 of 1% per annum, with all such amounts being due and payable on the dates the Funding Fee is otherwise payable hereunder. The Funding Fee shall accrue on all Advances from and including the first day of the applicable Funding Period to (but not including) the last day of such Funding Period. To the extent received, the Funding Fee will be paid by the Consignor to the Administrative Agent for the account of the Suppliers in arrears on (a) the Stated Maturity Date, (b) on the last day of each Funding Period (or on each three-month anniversary of a Funding Period, for Funding Periods in excess of 3 months), and
     (c) on the date of any reduction in the Advance Commitment Amount resulting from a reduction in the Commitment Amount pursuant to
     Section 2.2.1 or 2.2.2 of the Fee Consignment Agreement, in an amount equal to any accrued Funding Fee on that portion of the Commitment Amount being reduced.

          SECTION 3.2.2. Commitment Fees. To the extent (and only to the extent) the Consignor first receives all or a portion of the fees payable pursuant to Section 3.3.2 of the Fee Consignment Agreement, the Consignor agrees (subject to the terms of this Agreement) to pay over (to the extent so received) to the Administrative Agent, for the account of the Suppliers, a commitment fee equal to 1/5 of 1% per annum multiplied by the product of (a) the difference between (i) the average daily number of ounces of gold or silver committed to be consigned under the Fee Consignment Agreement (based on the Dollar Value of gold equalling $475 per ounce and the Dollar Value of silver equalling $6.50 per ounce) during the relevant period and
     (ii) the average daily number of ounces of gold or silver, as the case may be, actually consigned under the Fee Consignment Agreement during the relevant period and (b) $475 (in the case of gold) and $6.50 (in the case of silver). The commitment fee is payable in arrears on each Quarterly Payment Date and on the Advance Commitment Termination Date.

          SECTION 3.2.3. Post-Maturity Rates. After the date any amount (other than the Advances) payable by the Consignor shall have become due and payable (or would become due and payable had a corresponding payment been made by the Consignee) hereunder, in each case as a result of a breach by the Consignee of its obligations under any Fee Consignment Document, the Consignor agrees, subject to the provisions of Section 8.15, to pay over to the Administrative Agent any interest it receives from the Consignee (after as well as before judgment) on such amounts at a rate equal to the Alternate Base Rate plus a margin of 2% per annum. In addition, to the extent that the Consignee fails to return (or purchase) any Bullion on the dates and in the manner required pursuant to the terms of the Fee Consignment Agreement, the Consignor agrees (subject to the terms hereof) to the extent that it has first received the ABR Fee from the Consignee payable pursuant to the second sentence of Section 3.2 of the Fee Consignment Agreement that it shall pay to the Suppliers on the date received instead of the Funding Fee an amount equal to the Alternate Base Rate plus a margin of 2% per annum on the principal amount of the Advances due but unpaid. If only a percentage of the total ABR Fee is paid to the Consignor pursuant to the second sentence of Section 3.2 of the Fee Consignment Agreement, then the Consignor agrees to pay over to the Administrative Agent an amount equal to the Alternate Base Rate plus a margin of 2% per annum on the principal amount of the Advances due but unpaid multiplied by the percentage of such ABR Fee so received by the Consignor (but the Consignee's failure to pay the entire amount of such ABR Fee shall nevertheless constitute an Event of Default, and the acceptance of any partial payment of any such ABR Fee shall not be deemed to be a waiver of, or otherwise release the Consignee from complete performance of its Obligations under, the Fee Consignment Agreement).

                                 ARTICLE IV

                   CERTAIN LIBO RATE AND OTHER PROVISIONS

          SECTION 4.1. LIBO Rate Lending Unlawful. If any Supplier shall determine (which determination shall, upon notice thereof to the Administrative Agent (which notice the Administrative Agent agrees it will as promptly as practicable forward to the Consignor and the Consignee), absent manifest error, be prima facie evidence of the facts stated therein) that the introduction of or any change in or in the interpretation of any law makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for such Supplier to make, continue or maintain any Advance as, or to convert any Advance into, a LIBO Rate Advance, the obligations of such Supplier to make, continue, maintain or convert any such Advances shall, upon such determination, forthwith be suspended until such Supplier shall notify the Administrative Agent that the circumstances causing such suspension no longer exist (which notification such Supplier agrees to give as promptly as practicable when such circumstances no longer exist), and all LIBO Rate Advances of such Supplier shall automatically convert into Base Rate Advances at the end of the then current Funding Periods with respect thereto or sooner, if required by such law or assertion. Upon any Advances being made, continued or maintained as, or converted into, Base Rate Advances by a Supplier (a) the Consignor shall (subject to the terms of this Agreement) continue to pay a Funding Fee thereon at a rate equal to the LIBO Rate (Reserve Adjusted) plus a margin of 1/2 of 1% per annum, and (b) the Consignor, to the extent (and only to the extent) that the Consignor has first received the fees payable pursuant to clause (b) of Section 3.3.1 of the Fee Consignment Agreement, agrees (subject to the terms of this Agreement) to pay over to such Supplier on the dates the Funding Fee is due and payable pursuant to Section 3.2.1 a fee on such Advances at a rate equal to the positive difference, if any, between (x) the Alternate Base Rate from time to time in effect and (y) the LIBO Rate (Reserve Adjusted) for the Funding Period in respect of such Advances plus a margin of 1/2 of 1% per annum.

          SECTION 4.2. Deposits Unavailable. If the Administrative Agent shall have determined that

               (a) Dollar deposits in the relevant amount and for the relevant Funding Period are not available to Scotiabank in its relevant market; or

               (b) by reason of circumstances affecting Scotiabank or the relevant market, adequate means do not exist for ascertaining the rate applicable hereunder to LIBO Rate
          Advances,

     then, upon notice from the Administrative Agent to the Consignor, the Consignee and the Suppliers, the obligations of all Suppliers under Section 2.3 and Section 2.3.1 to make or continue any Advances as, or to convert any Advances into, LIBO Rate Advances shall forthwith be suspended until Scotiabank shall notify the Consignor, the Consignee and the Suppliers that the circumstances causing such suspension no longer exist, and such Advances shall thereafter be maintained as Base Rate Advances. Upon any Advances being maintained as Base Rate Advances pursuant to the terms of this Section, (a) the Consignor shall (subject to the terms of this Agreement) continue to pay a Funding Fee thereon at the Substitute Rate plus a margin of 1/2 of 1% per annum, and (b) the Consignor, to the extent (and only to the extent) that the Consignor has first received the fees payable pursuant to clause
     (b) Section 3.3.1 of the Fee Consignment Agreement, agrees to pay over to each Supplier on the dates the Funding Fee is due and payable pursuant to Section 3.2.1 a fee on such Advances at a rate equal to the positive difference, if any, between (x) the Alternate Base Rate from time to time in effect and (y) the Substitute Rate for the Funding Period in respect of such Advances plus a margin of 1/2 of 1% per annum.

          SECTION 4.3. Increased LIBO Rate Advance Costs, etc. Subject to the terms of this Agreement, the Consignor agrees to pay over to each Supplier (to the extent (and only to the extent) first received by the Consignor) any increase in the cost to such Supplier of, or any reduction in the amount of any sum receivable by such Supplier in respect of, making, continuing or maintaining (or of its obligation to make, continue or maintain) any Advances as, or of converting (or of its obligation to convert) any Advances into, LIBO Rate Advances. Such Supplier shall promptly notify the Administrative Agent in writing of the occurrence of any such event (which notice the Administrative Agent agrees it will as promptly as practicable forward to the Consignor and the Consignee), such notice to state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate such Supplier for such increased cost or reduced amount, and such notice shall, in the absence of manifest error, be prima facie evidence of the matters stated therein. Subject to the terms of this Agreement, such additional amounts shall be paid over by the Consignor to such Supplier promptly, and in any event within five days of the Consignor's receipt of a like amount of such payment pursuant to Section 9.3 of the Fee Consignment Agreement. If increased costs are requested by any Supplier (the "Affected Supplier") pursuant to this Section, the Consignor may (and upon the instructions of the Consignee shall), by telephonic notice (promptly confirmed in writing) to the Administrative Agent (which shall give prompt notice thereof to the Affected Supplier),

               (a) as to any outstanding LIBO Rate Advances of such Affected Supplier, be deemed to have prepaid such Advance in full, without premium or penalty (other than as may be provided in Section 4.4, and then only to the extent first paid to the Consignor by the Consignee pursuant to Section
          9.3 of the Fee Consignment Agreement), and, to the extent first paid to the Consignor by the Consignee pursuant to
          Section 9.3 of the Fee Consignment Agreement, pay over to the Affected Supplier such increased costs as well as any accrued Funding Fee, to the date of such deemed prepayment on the principal amount prepaid, without simultaneously making a prepayment of the Advances of each other Supplier and simultaneously have each Advance which is deemed prepaid accrue at the Alternate Base Rate in an equal principal amount (without the necessity that the conditions set forth in Section 5.2 are met); and

               (b)  with respect to any Advance Request or
          Continuation Notice, request such Affected Supplier (i) to make the applicable Advance then or thereafter subject to an Advance Request as an Advance accruing at the Alternate Base Rate, or (ii) to maintain the outstanding Base Rate Advance or LIBO Rate Advance of such Supplier then or thereafter the subject of a Continuation Notice as a Base Rate Advance;

     provided, however, that in each case upon any Advance being maintained as a Base Rate Advance pursuant to the terms of this Section, (i) the Consignor shall (subject to the terms of this Agreement) continue to pay a Funding Fee thereon at the LIBO Rate (Reserve Adjusted) plus a margin of 1/2 of 1% per annum, and (ii) the Consignor, to the extent (and only to the extent) the Consignor has first received the fees payable pursuant to clause
     (b) of Section 3.3.1 of the Fee Consignment Agreement, agrees to pay over to each Supplier maintaining its Advances as Base Rate Advances on the dates the Funding Fee is due and payable pursuant to Section 3.2.1 a fee on such Advances at a rate equal to the positive difference, if any, between (x) the Alternate Base Rate from time to time in effect and (y) the LIBO Rate (Reserve Adjusted) for the Funding Period in respect of such Advances plus a margin of 1/2 of 1% per annum.

          SECTION 4.4. Funding Losses. In the event any Supplier shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Supplier to make, continue or maintain any Advance as a LIBO Rate Advance, or to convert any portion of the principal amount of any Advance into, a LIBO Rate Advance) as a result of

               (a) any repayment or prepayment of the principal amount of any LIBO Rate Advances or any conversion of a LIBO Rate Advance on a date other than the scheduled last day of the Funding Period applicable thereto, whether pursuant to
          Section 3.1 or otherwise;

               (b) any Advances (i) not being made as, or (ii) being made as Advances other than as, LIBO Rate Advances in accordance with the Advance Request; or

               (c) any Advances not being continued as, or converted into, LIBO Rate Advances in accordance with the Continuation Notice therefor,

     then, following the written notice of such Supplier to the Administrative Agent (which notice the Administrative Agent agrees it will as promptly as practicable forward to the Consignor and the Consignee) of the amount that will (in the reasonable determination of such Supplier) reimburse such Supplier for such loss or expense, the Consignor agrees, subject to the terms of this Agreement, that it will promptly, and in any event within five days of its receipt of such amount or any portion thereof from the Consignee pursuant to Section 9.3 of the Fee Consignment Agreement, pay over to such Supplier the amount so received. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be prima facie evidence of the matters stated therein.

          SECTION 4.5. Increased Capital Costs. If any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other governmental authority affects or would affect the amount of capital required or expected to be maintained by any Supplier or any Person controlling such Supplier, and such Supplier determines (in its sole and absolute discretion) that the rate of return on its or such controlling Person's capital as a consequence of its Advance Commitment or the Advances made by such Supplier is reduced to a level below that which such Supplier or such controlling Person could have achieved but for the occurrence of any such circumstance, then, in any such case upon notice from time to time by such Supplier to the Administrative Agent (which notice the Administrative Agent agrees it will as promptly as practicable forward to the Consignor and the Consignee), the Consignor agrees, subject to the terms of this Agreement, that it will promptly, and in any event within five days of its receipt of a payment to compensate such Supplier or such controlling Person for such reduction in rate of return from the Consignee pursuant to Section 9.3 of the Fee Consignment Agreement or, pay over to such Supplier the amount actually received. A statement of such Supplier as to any such additional amount or amounts (including calculations thereof in reasonable detail) shall, in the absence of manifest error, be prima facie evidence of the matters stated therein. In determining such amount, such Supplier may use any method of averaging and attribution that it (in its sole and absolute discretion) shall deem applicable.

          SECTION 4.6. Taxes. All payments made to the Suppliers and the Administrative Agent hereunder shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding franchise taxes and taxes imposed on or measured by any Supplier's net income or receipts imposed by the jurisdiction of incorporation or organization of such Supplier or the jurisdiction where such Supplier has its Domestic Office or LIBOR Office (such non-excluded items being called "Taxes"). In the event that any withholding or deduction from any payment to be made hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then, subject to the terms of this Agreement, the Consignor agrees that it will pay over to the Administrative Agent for the account of the Suppliers, such additional amount or amounts actually received from the Consignee pursuant to Section 4.5 of the Fee Consignment Agreement as is necessary to ensure that the net amount actually received by each Supplier will equal the full amount such Supplier would have received had no such withholding or deduction been required. Moreover, if the Administrative Agent or any Supplier is obligated to pay any Taxes with respect to any payment received by the Administrative Agent or such Supplier hereunder, the Administrative Agent or such Supplier may pay such Taxes and, subject to the terms of this Agreement, the Consignor agrees that it will pay over to the Administrative Agent such additional amounts to the extent actually received from the Consignee pursuant to Section 4.5 of the Fee Consignment Agreement as is necessary in order that the net amount received by such Person after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount such Person would have received had such Taxes not been asserted.
     Upon the request of the Consignee, the Consignor or the Administrative Agent, each Supplier that is organized under the laws of a jurisdiction other than the United States or a State thereof shall, prior to the due date of any payments hereunder, execute and deliver to the Consignee, the Consignor and the Administrative Agent, on or about the first scheduled payment date in each Fiscal Year, one or more (as the Consignee, the Consignor or the Administrative Agent may reasonably request) United States Internal Revenue Service Forms 4224 or Forms 1001 or such other forms or documents (or successor forms or documents), appropriately completed, as may be applicable to establish the extent (if any) to which a payment to such Supplier is exempt from withholding or deduction of Taxes.

          SECTION 4.7. Payments, Computations, etc. Unless otherwise expressly provided, all payments pursuant to this Agreement or any other Advance Document shall be made in Dollars subject to the terms of this Agreement (including Section 8.15) to the Administrative Agent for the pro rata account of the Suppliers entitled to receive such payment in accordance with their respective Percentages. All such payments required to be made to the Administrative Agent shall, to the extent first received by the Consignor, be made, without setoff, deduction or counterclaim, not later than 11:00 a.m. (New York City time), on the date due, in immediately available funds, to such account as the Administrative Agent shall specify from time to time by notice. Funds received after that time shall be deemed to have been received by the Administrative Agent on the next succeeding Business Day. The Administrative Agent shall promptly remit in same day funds to each Supplier its share, if any, of such payments received by the Administrative Agent for the account of such Supplier. All interest and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days (or, in the case of interest on a Base Rate Advance, 365 days or, if appropriate, 366 days). Whenever any payment to be made shall otherwise be due on a day which is not a Business Day, such payment shall (except as otherwise required by clause (b) of the definition of the term "Funding Period") be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees, if any, in connection with such payment.

          SECTION 4.8. Sharing of Payments. If any Supplier, in such capacity, shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Advance (other than pursuant to the terms of Sections 4.3, 4.4, 4.5, 4.6 and 8.3) in excess of its pro rata share of payments then or therewith obtained by all Suppliers, such Supplier shall purchase from the other Suppliers such participation in Advances made by them as shall be necessary to cause such purchasing Supplier to share the excess payment or other recovery ratably with each of them; provided, however, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Supplier, the purchase shall be rescinded and each Supplier which has sold a participation to the purchasing Supplier shall repay to the purchasing Supplier the purchase price to the ratable extent of such recovery together with an amount equal to such selling Supplier's ratable share (according to the proportion of

               (a) the amount of such selling Supplier's required repayment to the purchasing Supplier to

               (b)  the total amount so recovered from the purchasing
          Supplier)

     of any interest or other amount paid or payable by the purchasing Supplier in respect of the total amount so recovered.

          SECTION 4.9. Use of Proceeds. The Consignor shall apply the proceeds of the Advances in connection with the consignment of Bullion by the Consignor to the Consignee under the Fee Consignment Agreement. Without limiting the foregoing, the Consignor agrees that on the date that each Advance (other than pursuant to clause (a) of Section 2.3.1) is made, subject to
     Article V of the Fee Consignment Agreement, it will effectuate or cause to occur a consignment of Bullion to a Plant in the number of ounces equal to the applicable Dollar Value of gold or Dollar Value of silver requested pursuant to the corresponding Consignment Request as required by the Fee Consignment Agreement or, if such conditions are not satisfied, immediately repay each such Advance made in respect thereof (together with interest on the amount of such Advances at the rate customarily charged for inter-bank loans in the U.S. for the number of days such Advances were outstanding).

          SECTION 4.10. Replacement of Suppliers. Each Supplier hereby severally agrees that if such Supplier (a "Subject Supplier") (a) makes a demand upon the Consignor for (or if the Consignor or the Consignee is otherwise required to pay) amounts as a result of the operation of Section 4.3, Section 4.5 or
     Section 4.6, or (b) fails to fund any Advances it is required to make (at a time when no Default has occurred and is continuing and the applicable conditions set forth in Article V shall have been satisfied) the Consignor may (and upon the instructions of the Consignee shall),

               (i) in the case of clause (a), within 90 days of receipt by the Consignor of such demand (or the occurrence of such other event causing the Consignor (subject to the terms of this Agreement) or the Consignee to be required to pay such compensation); and

               (ii) within 10 Business Days following the failure of such Subject Supplier to fund its Advance hereunder,

     in each case give notice (a "Replacement Notice") in writing to the Administrative Agent and such Supplier of its intention to replace such Supplier with a financial institution selected by the Consignor and the Consignee and designated in such Replacement Notice. If the Administrative Agent shall, in the exercise of its reasonable discretion and within 30 days of its receipt of such Replacement Notice, notify the Consignee, the Consignor and such Subject Supplier in writing that the designated financial institution is satisfactory to the Administrative Agent, then such Supplier shall, so long as no Default shall have occurred and be continuing, assign, in accordance with Section 8.11.1 (including the second proviso in Section 8.11.1), inter alia all of its Advance Commitment, Advances, and other rights and obligations under this Agreement and all other Advance Documents to such designated financial institution; provided, however, that (i) such assignment shall be without recourse, representation or warranty and shall be on terms and conditions reasonably satisfactory to such Supplier and such designated financial institution and (ii) the purchase price paid by such designated financial institution shall be in the amount of such Supplier's Advances, together with all accrued and unpaid interest and fees in respect thereof, plus all other amounts (including the amounts demanded and unreimbursed under Section 4.3, 4.5 or 4.6, as the case may be), owing to the Subject Supplier hereunder. Upon the effective date of such Assignment, such institution shall become a "Supplier" for all purposes under this Agreement and the other Advance Documents. The Administrative Agent agrees to use all commercially reasonable efforts to assist in locating a replacement financial institution to replace any Subject Supplier if the Consignee shall have agreed in writing to pay all reasonable costs and expenses (including the fee payable to the Administrative Agent pursuant to Section 8.11.1) incurred by the Administrative Agent in providing such assistance.

              SECTION 4.11. Assignment to Administrative Agent. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Consignor hereby sells, transfers, assigns and conveys to the Administrative Agent, for its benefit and the benefit of the Suppliers (as defined in this Agreement and the Short-Term Dollar Supply Agreement), without representation, warranty or recourse of any kind or nature, its rights, title and interest in and to

               (a) all Obligations (under and as defined in the Fee Consignment Agreement and the Short-Term Fee Consignment Agreement) of the Consignee owing to the Consignor under the Fee Consignment Agreement and the Short-Term Fee Consignment Agreement, to the extent such performance and/or payment Obligations relate to the contingent obligation of the Consignor to pay over to the Administrative Agent, for the benefit of the Suppliers, any amounts hereunder or under the Short-Term Dollar Supply Agreement that are conditioned upon the Consignor first receiving a like amount (or any amount, in the case of a sale of Bullion to the Consignee) from the Consignee, or are conditioned upon the Consignee returning Bullion back to the Consignor pursuant to the terms of the Fee Consignment Agreement and the Short-Term Fee Consignment Agreement; and

               (b) the security interest granted to the Consignor by the Consignee pursuant to the terms of Section 4.2 of the Fee Consignment Agreement and Section 4.2 of the Short-Term Fee Consignment Agreement in the Collateral to secure the performance and payment of all such Obligations (including in connection with a Bullion Sale) of the Consignee described above in clause (a).

     In furtherance of the foregoing, the Consignor agrees to execute such additional documents and perform such further acts as may be reasonably requested by the Required Suppliers to carry out and perform the foregoing provisions, including the filing of financing statements (Form UCC-3) reflecting the assignment effectuated by this Section, and agrees to comply with the provisions of this Agreement, including the provisions of Section
     6.2 and Section 6.3. The Suppliers acknowledge the intent of the Consignor and the Consignee, as set forth in the Fee Consignment Agreement, is that the Fee Consignment Agreement and the transactions contemplated thereunder are a true consignment, and not a consignment intended as security.

                                 ARTICLE V

                           CONDITIONS TO ADVANCES

          SECTION 5.1. Initial Advance. The obligations of the Suppliers to fund the initial Advance on and after the Effective Date shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this Section 5.1.

          SECTION 5.1.1. Resolutions, etc. The Administrative Agent shall have received from the Consignee a certificate, dated the date of the initial Advance, of its Secretary or Assistant
     Secretary as to

               (a) resolutions of its Board of Directors then in full force and effect authorizing the acknowledgment of this Agreement;

               (b)  true and complete copies of the Consignee's
          Organic Documents; and

               (c) the incumbency and signatures of those of its officers authorized to act with respect to this Agreement,

     upon which certificate each Supplier may conclusively rely until it shall have received a further certificate of the Secretary or Assistant Secretary of the Consignee canceling or amending such prior certificate.

          SECTION 5.1.2. Revolving Credit Agreement and Fee Consignment Agreement Effectiveness. All of the conditions set forth in Section 5.1 of the Revolving Credit Agreement and
     Section 5.1 of the Fee Consignment Agreement shall have been satisfied (unless otherwise consented to by the Suppliers) without waiver or modification and each of the Revolving Credit Agreement and the Fee Consignment Agreement shall have become effective in accordance with their terms.

          SECTION 5.1.3. Opinions of Counsel. The Administrative Agent shall have received

               (a) copies of the opinions described in Section 5.1.4 of the Fee Consignment Agreement, together with reliance letters, dated the date of the initial Advance and (in the case of other than the opinion described in clause (e) of
          Section 5.1.4 of the Fee Consignment Agreement) addressed to the Administrative Agent, the Co-Agents and all Suppliers (pursuant to which the Consignee (or, in the case of the opinion to be delivered by Bingham, Dana & Gould, the Consignor) shall have expressly instructed the counsel to deliver such opinions to the Administrative Agent and the Suppliers);

               (b) an opinion of Kenneth E. Thorlakson, General Counsel to the Consignor, substantially in the form of Exhibit F hereto (and the Consignor hereby expressly instructs such counsel to deliver such opinion to the Suppliers); and

               (c) an opinion of Mayer, Brown & Platt, New York, counsel to the Consignor, substantially in the form of Exhibit G hereto (and the Consignor hereby expressly instructs such counsel to deliver such opinion to the Suppliers).

          SECTION 5.1.4.  Closing Fees, Expenses, etc.  The
     Administrative Agent shall have received all fees, costs and expenses due and payable pursuant to Section 8.3, if then invoiced.

          SECTION 5.2. All Advances. The obligation of each Supplier to fund any Advance (including the initial Advance), other than an Advance required to be made pursuant to clause (a) of Section
     2.3.1 shall be subject to the satisfaction of each of the conditions precedent set forth in this Section 5.2.

          SECTION 5.2.1.  No Default, etc.  Both before and after
     giving effect to any such Advance the following statements shall be true and correct

               (a) after giving effect thereto, the aggregate outstanding principal amount of all Advances owing

                    (i) to all Suppliers shall not exceed the Advance Commitment Amount; or

                    (ii)  to such Supplier shall not exceed such
               Supplier's Percentage multiplied by the Advance
               Commitment Amount;

               (b) the conditions to the consignment of Bullion set forth in Article V of the Fee Consignment Agreement (other than as set forth in clause (f) of Section 5.2.1 thereof) shall have been satisfied; and

               (c) no Default shall have then occurred and be continuing.

          SECTION 5.2.2. Advance Request. The Administrative Agent shall have received an Advance Request from the Consignor for such Advance.

          SECTION 5.2.3. Satisfactory Legal Form. All documents executed or submitted pursuant hereto in connection with such Advance (other than Advance Requests and Continuation Notices) shall be reasonably satisfactory in form and substance to the Required Suppliers and, to the extent reasonably requested by the Required Suppliers, the Suppliers shall have received all information, approvals, opinions, documents or instruments as the Required Suppliers may reasonably request; provided, that neither the Administrative Agent nor the Consignor shall be under any obligation to ascertain if any such information, approvals, opinions, documents or instruments are required by any Supplier prior to any Advance.

          SECTION 5.2.4. No Consignor Bankruptcy Event. No Consignor Bankruptcy Event shall have occurred.

          SECTION 5.2.5. Advances Pursuant to Section 2.3.1. The obligation of each Supplier to continue to fund any Advance pursuant to clause (a) of Section 2.3.1 shall be subject to the satisfaction of each of the following conditions precedent:

               (a) after giving effect thereto, the aggregate outstanding principal amount of all Advances owing

                    (i)to all Suppliers shall not exceed the Advance
               Commitment Amount; or

                    (ii)to such Supplier shall not exceed such
               Supplier's Percentage multiplied by the Advance
               Commitment Amount;

               (b) the Administrative Agent shall have received a Continuation Notice from the Consignor for such Advance;

               (c)  no Consignor Bankruptcy Event shall have occurred;
          and

               (d) the conditions set forth in Section 5.2.3 (other than in clause (d) thereof) of the Fee Consignment Agreement shall have been satisfied.

                                 ARTICLE VI

                             EVENTS OF DEFAULT

          SECTION 6.1. Listing of Events of Default. Each of the following events or occurrences described in this Section 6.1 shall constitute an "Event of Default".

          SECTION 6.1.1. Breach of Warranty. Any representation or warranty of the Consignee made or deemed to be made in any Fee Consignment Document or any other writing or certificate furnished by or on behalf of the Consignee to the Consignor for the purposes of or in connection with any such Fee Consignment Document (including any certificates delivered pursuant to Article V of the Fee Consignment Agreement) is or shall be incorrect when made in any material respect.

          SECTION 6.1.2. Default Under Material Agreements, etc. An "Event of Default" under (and as defined in) the Fee Consignment Agreement, the Short-Term Dollar Supply Agreement, the Short-Term Fee Consignment Agreement, the Short Term Revolving Credit Agreement or the Revolving Credit Agreement shall have occurred and be continuing.

          SECTION 6.1.3. Bankruptcy, Insolvency, etc. The Consignee or any of its Subsidiaries (including joint ventures) shall

               (a) become insolvent or generally fail to pay, or admit in writing its inability or unwillingness to pay, debts as they become due;

               (b) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for the Consignee or any of its Subsidiaries or joint ventures (other than Non-Recourse Joint Ventures) or any property of any thereof, or make a general assignment for the benefit of creditors;

               (c) in the absence of such application, consent or acquiescence, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for the Consignee or any of its Subsidiaries or joint ventures (other than Non-Recourse Joint Ventures) or for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days;

               (d) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of the Consignee or any of its Subsidiaries or joint ventures (other than Non-Recourse Joint Ventures), and, if any such case or proceeding is not commenced by the Consignee or such Subsidiary or such joint venture, such case or proceeding shall be consented to or acquiesced in by the Consignee or such Subsidiary or such joint venture or shall result in the entry of an order for relief or shall remain for 60 days undismissed; or

               (e) take any action authorizing, or in furtherance of, any of the foregoing;

     provided, that, the foregoing shall not apply to any Subsidiary or joint venture of the Consignee, the value of whose assets in the aggregate for the Fiscal Quarter (as defined in the Revolving Credit Agreement) most recently ended accounted for an amount equal to or less than 5% of Adjusted Consolidated Tangible Net Worth (as defined in the Revolving Credit Agreement).

          SECTION 6.2. Action if Bankruptcy. If any Event of Default described in clauses (a) through (d) of Section 6.1.3 shall occur, the Advance Commitment of each Supplier (if not theretofore terminated) shall automatically terminate and the Stated Maturity Date shall automatically be accelerated and, as set forth in Section 8.2 of the Fee Consignment Agreement, the outstanding amount of all Obligations under each Fee Consignment Document shall automatically be and become immediately due and payable, and the Consignor agrees that it shall require that all previously delivered Bullion then held by the Consignee pursuant to the terms of the Fee Consignment Agreement shall be immediately returned to the Consignor, in each case without notice or demand.

          SECTION 6.3. Action if Other Event of Default. If any Event of Default (other than any Event of Default described in clauses (a) through (d) of Section 6.1.3) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Administrative Agent, upon the direction of the Required Suppliers, shall by notice to the Consignor and the Consignee declare the Advance Commitment of each Supplier (if not theretofore terminated) to be terminated and/or the Stated Maturity Date to be accelerated and/or direct the Consignor to
     (i) declare all or any portion of the Obligations of the Consignee under each Fee Consignment Document to be due and payable, and/or (ii) require that all or any portion of previously consigned Bullion then held by the Consignee pursuant to the terms of the Fee Consignment Agreement be immediately returned to the Consignor, whereupon the full unpaid amount of such Obligations of the Consignee which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, the Advance Commitments shall terminate and the Stated Maturity Date shall be accelerated, and all such previously delivered Bullion shall be immediately returned to the Consignor, in each case as so directed by the Required Suppliers. Upon receipt of the notice described in the first sentence of this Section, the Consignor hereby agrees that it shall deliver a notice to the Consignee that all Bullion then held by the Consignee pursuant to the Fee Consignment Agreement is to be immediately returned to the Consignor and that all monetary Obligations of the Consignee under the Fee Consignment Agreement are then due and payable, in accordance with Section 8.3 of the Fee Consignment Agreement. In addition, the Consignor agrees that, if directed by the Required Suppliers, it will deliver a notice to the Consignee of a default by the Consignee of its Obligations under the Fee Consignment Agreement, as contemplated by Section 8.1.4 of the Fee Consignment Agreement.

          SECTION 6.4. Consignor Bankruptcy Event. If any Consignor Bankruptcy Event shall occur, the Advance Commitment of each Supplier (if not therefore terminated) shall automatically terminate and the Stated Maturity Date shall automatically be accelerated, without notice or demand.

                                ARTICLE VII

                                 THE AGENTS

          SECTION 7.1. Actions. Each Supplier hereby appoints each of Scotiabank, Chemical and BONY as its Co-Agent, and Scotiabank as its Administrative Agent, under and for purposes of this Agreement and each other Advance Document. Each Supplier authorizes Scotiabank, in its capacity as the Administrative Agent, to act on behalf of such Supplier under this Agreement and each other Advance Document in such capacity and, in the absence of other written instructions from the Required Suppliers received from time to time by the Administrative Agent (with respect to which the Administrative Agent agrees that it will comply, except as otherwise provided in this Section or as otherwise advised by counsel), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Administrative Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. Each Supplier hereby indemnifies (which indemnity shall survive any termination of this Agreement) the Administrative Agent, pro rata according to such Supplier's Percentage, from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever to the extent not otherwise paid by the Consignee which may at any time be imposed on, incurred by, or asserted against, the Administrative Agent in any way relating to or arising out of this Agreement and any other Advance Document, including reasonable attorneys' fees, and as to which the Administrative Agent is required to be, but is not reimbursed by the Consignee or, to the extent received from the Consignee, the Consignor; provided, however, that no Supplier shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined to have resulted solely from the Administrative Agent's gross negligence or wilful misconduct. The Administrative Agent shall not be required to take any action hereunder or under any other Advance Document except for such actions expressly provided for hereunder, or to prosecute or defend any suit in respect of this Agreement or any other Advance Document (including under Section 4.11) unless it is indemnified hereunder to its satisfaction. If any indemnity in favor of the Administrative Agent shall be or become, in the Administrative Agent's determination, inadequate, the Administrative Agent may call for additional indemnification from the Suppliers and cease to do the acts indemnified against hereunder until such additional indemnity is given.

          SECTION 7.2. Funding Reliance, etc. Unless the Administrative Agent shall have been notified by telephone, confirmed in writing, by any Supplier by 5:00 p.m. (New York City time), on the day prior to an Advance that such Supplier will not make available the amount which would constitute its Percentage of such Advance on the date specified therefor, the Administrative Agent may assume that such Supplier has made such amount available to the Administrative Agent and, in reliance upon such assumption, make available to the Consignor a corresponding amount. If and to the extent that such Supplier shall not have made such amount available to the Administrative Agent, such Supplier agrees to immediately advance to the Administrative Agent on demand the corresponding amount together with interest thereon, for each day from the date the Administrative Agent made such amount available to the Consignor to the date such amount is repaid to the Administrative Agent (i) for the period from the date such funds were advanced to the Consignor to (and including) three days thereafter, at the rate customarily charged for inter-bank loans in the U.S. (and the amount of interest that shall be returned to such Supplier in respect of such days shall also equal the rate customarily charged for inter-bank loans in the U.S.), and (ii) following such third day, at the interest rate applicable at the time to Advances comprising such Advance.

          SECTION 7.3. Exculpation. Neither the Administrative Agent, the Consignor (with respect to liabilities of the Consignor arising under other than clause (e) of Section 3.1.3) or any Co-Agent, nor any of their respective directors, officers, employees or agents shall be liable to any Supplier for any action taken or omitted to be taken by it under this Agreement or any other Advance Document, or in connection herewith or therewith, except for its own wilful misconduct or gross negligence, nor responsible for any recitals or warranties herein or therein, nor for the effectiveness, or, other than with respect to such Administrative Agent, Consignor or Co-Agent enforceability, validity or due execution of this Agreement or any other Advance Document (as it relates to such Person), nor to make any inquiry respecting the performance by the Consignee of its obligations hereunder or under any other Advance Document. Any such inquiry which may be made by the Administrative Agent shall not obligate it to make any further inquiry or to take any action. The Administrative Agent and the Consignor shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which the Administrative Agent or the Consignor believes to be genuine and to have been presented by a proper Person.

          SECTION 7.4. Successor. The Administrative Agent may, with the consent of all the Suppliers, resign as such at any time upon at least 30 days' prior notice to the Consignor, the Consignee and all Suppliers. If the Administrative Agent at any time shall resign, the Required Suppliers may, with the written consent of the Consignee so long as no Default has occurred and is continuing (which consent shall not be unreasonably withheld), appoint another Supplier as a successor Administrative Agent, which shall thereupon (subject to its consent) become the Administrative Agent hereunder. If no successor Administrative Agent shall have been so appointed by the Required Suppliers, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving notice of resignation, then the retiring Administrative Agent may, on behalf of the Suppliers, appoint a successor Administrative Agent, which shall (subject to its consent) be one of the Suppliers or a commercial banking institution organized under the laws of the U.S. (or any State thereof) or a U.S. branch or agency of a commercial banking institution, and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall be entitled to receive from the retiring Administrative Agent such documents of transfer and assignment as such successor Administrative Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent's resignation hereunder as the Administrative Agent, the provisions of

               (a) this Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement; and

               (b) Section 8.3 and Section 8.4 shall continue to inure to its benefit.

          SECTION 7.5. Advances by an Agent. Each Agent shall have the same rights and powers with respect to the Advances made by it or any of its respective Affiliates as any other Supplier and may exercise the same as if it were not an Agent. Each Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Consignee or any Subsidiary or Affiliate of the Consignee as if such Agent, as the case may be, were not an Agent hereunder.

          SECTION 7.6. Credit Decisions. Each Supplier acknowledges that it has, independently of the Consignor, the Administrative Agent, each Co-Agent and each other Supplier, and based on such Supplier's review of the financial information of the Consignee, this Agreement, the other Advance Documents (the terms and provisions of which being satisfactory to such Supplier) and such other documents, information and investigations as such Supplier has deemed appropriate, made its own credit decision to extend its Advance Commitment. Each Supplier also acknowledges that it will, independently of the Consignor, the Administrative Agent, each Co-Agent and each other Supplier, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement or any other Advance Document.

          SECTION 7.7. Copies, etc. The Administrative Agent shall give prompt notice to each Supplier of each notice or request required or permitted to be given to the Administrative Agent by the Consignor and the Consignee pursuant to the terms of this Agreement (unless concurrently delivered to the Suppliers by the Consignor or the Consignee). The Administrative Agent will distribute to each Supplier each document or instrument received for its account and copies of all other communications received by the Administrative Agent from the Consignor and the Consignee for distribution to the Suppliers by the Administrative Agent in accordance with the terms of this Agreement.

                                ARTICLE VIII

                          MISCELLANEOUS PROVISIONS

          SECTION 8.1. Waivers, Amendments, etc. The provisions of this Agreement and of each other Advance Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Required Suppliers and the Consignee, provided, however, that no such amendment, modification or waiver to this Agreement; and, the Consignor shall not consent to any amendment, modification or waiver to any Fee Consignment Document, which would:

               (a) modify any requirement hereunder that any particular action be taken by all the Suppliers or by the Required Suppliers shall be effective unless consented to by each Supplier;

               (b) modify this Section 8.1 or Section 4.2 (or any defined terms contained therein), the last sentence of
          Section 9.10, Sections 9.3, 9.4 or 9.13 of the Fee Consignment Agreement, change the definition of "Required Suppliers", increase the Advance Commitment Amount or the Percentage of any Supplier, release any collateral security (it being acknowledged and agreed by the parties hereto that the use of Bullion by the Consignee in the production and fabrication of products for its customers or the sale thereof to its customers (to the extent such Bullion has been purchased pursuant to the terms of the Fee Consignment Agreement or other gold and/or silver (as applicable) has been returned to the Consignor pursuant to the terms of the Fee Consignment Agreement) shall not be deemed to be a release of collateral security), or (except as set forth in
          Section 2.4.2) extend the Advance Commitment Termination Date shall be made without the consent of each Supplier (and the Consignor agrees that it will not consent to any such amendment, waiver or other modification to the Fee Consignment Agreement unless each Supplier (or in the case of Section 9.3 of the Fee Consignment Agreement, each affected Supplier) has first so consented);

               (c) extend the due date for, or reduce the amount of, any scheduled or mandatory repayment or prepayment of principal of or fee in respect of any Advance or any other amounts to a Supplier hereunder (or reduce the principal amount of or rate of any fee or interest on any Advance) shall be made without the consent of each affected Supplier;

               (d) affect adversely the interests, rights or obligations of (i) an Agent qua such Agent or (ii) the Consignor, shall be made without consent of such Agent or the Consignor, as applicable;

               (e) amend, waive or otherwise modify (i) the definition of "Bullion", "gold" or "silver", Sections 2.3, 2.3.3, 7.2.2 or 9.1 of the Fee Consignment Agreement, (ii) any representation or warranty made by the Consignee in
          Article VI of the Fee Consignment Agreement (including those incorporated by reference in Section 6.1 thereof), any covenant made by the Consignee in Article VII of the Fee Consignment Agreement (including those incorporated by reference in Section 7.1 thereof) or any Event of Default (under and as defined in the Fee Consignment Agreement), or
          (iii) any condition to the consignment of Bullion contained in Article V of the Fee Consignment Agreement, shall be consented to by the Consignor unless first consented to by the Required Suppliers (and the Consignor agrees that it will not consent to any such amendment, waiver or other modification to the Fee Consignment Agreement unless the Required Suppliers have first so consented); or

               (f) extend the due date for, or reduce the amount of, any scheduled or mandatory repayment or prepayment of (or reduce the rate of) any fee, interest or other amounts payable under the Fee Consignment Agreement shall be made without the consent of each affected Supplier (and the Consignor agrees that it will not consent to any such extensions or reductions unless each affected Supplier has first so consented).

     No failure or delay on the part of any Agent, any Supplier or the Consignor in exercising any power or right under this Agreement or any other Advance Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Consignor or the Consignee in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by any Agent, any Supplier or the Consignor under this Agreement or any other Advance Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

          SECTION 8.2. Notices. All notices and other communications provided to any party hereto or the Consignee under this Agreement or any other Advance Document shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address or facsimile number set forth below its signature hereto (or, in the case of the Consignee, at its address or facsimile number set forth in the Fee Consignment Agreement) or set forth in the Supplier Assignment Agreement or at such other address or facsimile number as may be designated by such party or the Consignee, as applicable, in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted upon receipt of electronic confirmation of transmission.

          SECTION 8.3. Payment of Costs and Expenses. Subject to the terms of this Agreement, the Consignor agrees to pay over to the Administrative Agent all reasonable out-of-pocket expenses of the Administrative Agent (including the fees and out-of-pocket expenses of a single counsel to the Administrative Agent and of local counsel, if any, who may be retained by counsel to the Administrative Agent) received by it from the Consignee pursuant to Section 9.3 of the Fee Consignment Agreement in connection with

               (a) the negotiation, preparation, execution and delivery and (where applicable), filing and recording of this Agreement and of each other Advance Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Advance Document as may from time to time hereafter be required, whether or not the transactions contemplated hereby are consummated;

               (b) the preparation and review of the form of any document or instrument relevant to this Agreement or any other Advance Document; and

               (c) the administration and monitoring of this Agreement and the Advance Documents, and compliance of the parties hereto with respect to the terms hereof.

     Subject to the terms of this Agreement, the Consignor further agrees to pay over to the Administrative Agent amounts actually received from the Consignee pursuant to Section 9.3 of the Fee Consignment Agreement in respect of any stamp or other taxes which may be payable in connection with the execution or delivery of this Agreement, the Advances hereunder or any other Advance Documents (provided, that each Supplier agrees if any Taxes are paid by the Consignor or the Administrative Agent on behalf of any Supplier to any governmental authority and such Taxes are not paid over by the Consignee to the Consignor or the Administrative Agent, as the case may be, as required pursuant to Section 4.5 of the Fee Consignment Agreement, then such Supplier shall, promptly following demand by the Consignor or the Administrative Agent, as applicable, pay to the Consignor or Administrative Agent the full amount of such Taxes). Subject to the terms of this Agreement, the Consignor also agrees to pay over to the Administrative Agent (to the extent (and only to the extent) first received by the Consignor from the Consignee) for the account of the relevant Supplier amounts in respect of reasonable out-of-pocket expenses (including attorneys' fees and legal expenses (including those fees and legal expenses of internal counsel to such Supplier allocated to this Agreement)) incurred by such Agent, or such Supplier in connection with (x) the negotiation of any restructuring or "work-out", whether or not consummated, of any Obligations and (y) the enforcement of any Obligations.

          SECTION 8.4. Turn-Over of Certain Payments. Subject to the terms of this Agreement, the Consignor hereby agrees to pay over to the Administrative Agent, to the extent (and only to the extent) first received by the Consignor from the Consignee under Sections 9.3 and 9.14 of the Fee Consignment Agreement, costs and expenses arising in connection with any and all actions, causes of action, suits, losses (other than the principal amount of the Advances), costs, liabilities and damages, and expenses incurred by the Agents or the Suppliers and each of their respective officers, directors, employees and agents (collectively, the "Indemnified Parties") in connection with the execution and delivery of this Agreement by the Agents and each Supplier and the extension of the Advance Commitment (irrespective of whether any such Indemnified Party is a party to such action), including reasonable attorneys' fees and disbursements (collectively, the "Indemnified Liabilities"), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to

               (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Advance;

               (b) any breach by the Consignee of its Obligations under (and as defined in) the Fee Consignment Agreement;

               (c) any investigation, litigation or proceeding involving the Consignee or any of its Subsidiaries or property now or previously owned or leased by the Consignee or any of its Subsidiaries related to any environmental cleanup, compliance or other similar matter relating to the protection of the environment by the Consignee or any of its Subsidiaries or the Release by the Consignee or any of its Subsidiaries of any Hazardous Material; provided; that the Indemnified Party shall have given the Consignee notice of any such matter and an opportunity to participate in, but not (except at the sole discretion of the Indemnified Parties) to manage or control, the defense or settlement of any such matters which may give rise to any Indemnified Liabilities;

               (d) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or releasing from, any real property owned or operated by the Consignee or any Subsidiary thereof of any Hazardous Material (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental Law), regardless of whether caused by, or within the control of, the Consignee or such Subsidiary; or

               (e) any breach of warranty contained in Section 6.12 of the Revolving Credit Agreement (as incorporated by reference pursuant to Section 6.1 of the Fee Consignment Agreement), without giving effect to the exceptions based upon the materially adverse effect and any qualification based on materiality or knowledge;

     except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or wilful misconduct.

          SECTION 8.5. Survival. Subject to the terms of this Agreement, the obligations of the Consignor under Article IV,
     Section 8.3 and Section 8.4, the obligations of the Suppliers under Section 7.1, and the provisions of Section 8.15 (including the obligations of the parties hereto pursuant to such Section) shall, in each case survive any termination of this Agreement, the payment in full of all Obligations and the termination of the Advance Commitment.

          SECTION 8.6. Severability. Any provision of this Agreement or any other Advance Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Advance Document or affecting the validity or enforceability of such provision in any other jurisdiction.

          SECTION 8.7.  Headings.  The various headings of this
     Agreement and of each other Advance Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such other Advance Document or any provisions hereof or thereof.

          SECTION 8.8. Execution in Counterparts, Effectiveness, etc. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be executed by the Consignor and the Administrative Agent and be deemed to be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof executed on behalf of the Consignor, each Agent and each Supplier, and acknowledged by the Consignee (or notice thereof satisfactory to the Administrative Agent) shall have been received by the Administrative Agent and notice thereof shall have been given by the Administrative Agent to the Consignee and each Supplier.

          SECTION 8.9. Governing Law; Entire Agreement. THIS AGREEMENT AND EACH OTHER ADVANCE DOCUMENT SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Agreement and the other Advance Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

          SECTION 8.10. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that:

               (a) the Consignor (i) may not assign or transfer its rights or obligations hereunder or (except as set forth in Section 4.11) under the Fee Consignment Agreement and (ii) agrees that it will not consent to the Consignee assigning or transferring any of its rights or obligations under the Fee Consignment Agreement, in each case without the prior written consent of all Suppliers; and

               (b) the rights of sale, assignment and transfer of the Suppliers are subject to Section 8.11;

     provided, that, the parties hereto acknowledge and agree that the Consignee is a third party beneficiary of clauses (b) and (c) of
     Section 2.4.2, Sections 4.1 through 4.6 (inclusive), 4.10, 7.4, 8.1, 8.2 and 8.11, to the extent such clauses and Sections expressly provide the Consignee with rights or benefits thereunder, and, to the extent of the delivery requirements of the Consignor thereunder, Sections 2.3, 2.3.1 and 3.2.1.

          SECTION 8.11. Sale and Transfer of Advances; Participation in Advances. Each Supplier may assign, or sell participation in, its Advances and Advance Commitment to one or more other Persons in accordance with this Section 8.11.

          SECTION 8.11.1.  Assignments.  Any Supplier,

               (a) with the written consent of the Consignor (provided, that the Consignee shall have also consented to such Assignee Lender pursuant to Section 10.11.1 of the Revolving Credit Agreement, which consents shall not be unreasonably delayed or withheld and which consent, in the case of the Consignee, shall be deemed to have been given in the absence of a written notice delivered by the Consignee to the Administrative Agent, on or before the fifth Business Day after receipt by the Consignee of such Supplier's request for consent, stating, in reasonable detail, the reasons why the Consignee proposes to withhold such consent) may at any time assign and delegate to one or more commercial banks or other financial institutions;

               (b)  with notice to the Consignee and the
          Administrative Agent, but without the consent of any Person, may (i) assign and delegate to any other Supplier, and (ii) assign and/or delegate to any of its Affiliates or Subsidiaries; and

               (c) with notice to the Administrative Agent, but without the consent of any Person, may pledge its Advances (and related rights thereto) to a Federal Reserve Bank in support of borrowings made by such Supplier from such Federal Reserve Bank;

     (each Person described in the foregoing clauses as being the Person to whom such assignment and delegation is to be made, being hereinafter referred to as an "Assignee Supplier"), all or any fraction of such Supplier's total Advances and Advance Commitment (which assignment and delegation shall be of a constant, and not a varying, percentage of all the assigning Supplier's Advances and Advance Commitment) in a minimum aggregate amount, when taken together with other assignments being made to such Assignee Supplier under the Revolving Credit Agreement, the Short Term Revolving Credit Agreement and the Short-Term Dollar Supply Agreement, of $10,000,000 in the case of an assignment described in clause (a) (such amount to be reduced pro rata by any permanent reductions in the amount of the Advance Commitment), or if less, all of such Supplier's Advances and Advance Commitment; provided, however, that any such Supplier will (i) except in connection with a pledge of Advances pursuant to clause(c) above, contemporaneously sell a pro rata portion of its (A) Advances and Advance Commitment (as such terms are defined in the Short-Term Dollar Supply Agreement), (B) Loans and Commitment (as such terms are defined in the Revolving Credit Agreement) and (C) its Loans and Commitment (as such terms are defined in the Short Term Revolving Credit Agreement), in each case to the same Assignee Supplier pursuant to the terms of such agreements, and (ii) comply, if applicable, with the provisions contained in the last sentence of Section 4.6 and further, provided, however, that, the Consignee, the Consignor and the Administrative Agent shall be entitled to continue to deal solely and directly with such Supplier in connection with the interests so assigned and delegated to an Assignee Supplier until

               (d) written notice of such assignment and delegation, together with payment instructions, addresses and related information with respect to such Assignee Supplier, shall have been given to the Consignee and the Administrative Agent by such Supplier and such Assignee Supplier;

               (e) such Assignee Supplier shall have executed and delivered to the Consignee and the Administrative Agent a Supplier Assignment Agreement, accepted by the Administrative Agent and acknowledged by the Consignee; and

               (f) the processing fees described below shall have been paid.

     From and after the date that the Administrative Agent accepts such Supplier Assignment Agreement, (x) the Assignee Supplier thereunder shall be deemed automatically to have become a party hereto and to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee Supplier in connection with such Supplier Assignment Agreement, shall have the rights and obligations of a Supplier hereunder and under the other Advance Documents, and (y) the assignor Supplier, to the extent that rights and obligations hereunder have been assigned and delegated by it in connection with such Supplier Assignment Agreement, shall be released from its obligations hereunder and under the other Advance Documents. Accrued interest and fees on that part of the assigned Advances and Advance Commitment shall be paid as provided in the Supplier Assignment Agreement.
     Subject to the terms hereof, accrued interest and accrued fees shall be paid by the Consignor at the same time or times provided in this Agreement. Such assignor Supplier or such Assignee Supplier must also pay (without duplication of any processing fees payable pursuant to Section 10.11.1 of the Revolving Credit Agreement, Section 10.11.1 of the Short Term Revolving Credit Agreement and Section 8.11.1 of the Short-Term Dollar Supply Agreement) a processing fee to the Administrative Agent upon delivery of any Supplier Assignment Agreement in the amount of $2,500 (provided, however, that such processing fee shall not be required to be paid by a Supplier in the case of (i) an assignment and/or delegation of such Supplier's Advances and Advance Commitment to an Affiliate or Subsidiary of such Supplier, or (ii) to a Federal Reserve Bank pursuant to clause
     (c) of this Section). Any attempted assignment and delegation not made in accordance with this Section 8.11.1 shall be null and void.

          SECTION 8.11.2. Participation. Any Supplier may at any time sell to one or more commercial banks or other Persons (each of such commercial banks and other Persons being herein called a "Participant") participating interests in any of the Advances, its Advance Commitment, or other interests of such Supplier hereunder; provided, however, that

               (a)  no participation contemplated in this
          Section 8.11.2 shall relieve such Supplier from its Advance Commitment or its other obligations hereunder or under any other Advance Document;

               (b) such Supplier shall remain solely responsible for the performance of its Advance Commitment and such other obligations;

               (c)  the Consignee, the Consignor and the
          Administrative Agent shall continue to deal solely and directly with such Supplier in connection with such Supplier's rights and obligations under this Agreement and each of the other Advance Documents;

               (d) no Participant, unless such Participant is an Affiliate of such Supplier, or is itself a Supplier, shall be entitled to require such Supplier to take or refrain from taking any action hereunder or under any other Advance Document, except that such Supplier may agree with any Participant that such Supplier will not, without such Participant's consent, take any actions of the type described in clause (b), (c) or (f) of Section 8.1; and

               (e) neither the Consignor nor the Consignee shall be required to pay any amount hereunder or under the Fee Consignment Agreement that is greater than the amount which it would have been required to pay had no participating interest been sold.

     Subject to the terms of this Agreement, the Consignor acknowledges and agrees that each Participant, for purposes of Sections 4.3, 4.4, 4.5, 4.6, 4.8, 4.9, 8.3 and 8.4, shall be considered a Supplier.

          SECTION 8.12. Other Transactions. Nothing contained herein shall preclude any Agent or any other Supplier from engaging in any transaction, in addition to those contemplated by this Agreement or any other Advance Document, with the Consignee or any of its Affiliates in which the Consignee or such Affiliate is not restricted hereby from engaging with any other Person.

          SECTION 8.13. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER ADVANCE DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF EACH AGENT, THE CONSIGNOR OR THE SUPPLIERS SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE CITY AND STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE SUPPLIERS, THE AGENTS AND THE CONSIGNOR HEREBY EXPRESSLY AND IRREVOCABLY FOR ITSELF AND ITS PROPERTY SUBMIT TO THE JURISDICTION OF THE COURTS OF THE CITY AND STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION.

          SECTION 8.14. Waiver of Jury Trial. EACH AGENT, THE CONSIGNOR AND THE SUPPLIERS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER ADVANCE DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF SUCH AGENT, THE CONSIGNOR OR THE SUPPLIERS. THE AGENTS, THE SUPPLIERS AND THE CONSIGNOR ACKNOWLEDGE AND AGREE THAT EACH HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER ADVANCE DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR EACH OTHER PARTY HERETO ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER ADVANCE DOCUMENT.

          SECTION 8.15. No Recourse. Each of the parties acknowledge and agree that the Consignor shall in no event be (or be deemed to be) a guarantor, surety or obligor of any of the monetary or other Obligations (when used in this Section, such term to mean and include the Obligations under (and as defined in) the Fee Consignment Agreement and the Short-Term Fee Consignment Agreement) of the Consignee, and shall under no circumstances be liable for any of the Obligations of the Consignee. In furtherance of the foregoing, and notwithstanding any provisions herein or in any of the other Advance Documents or Fee Consignment Documents to the contrary (other than the last sentence of this Section),

               (a) in the event that the Administrative Agent, acting at the direction of the Required Suppliers, shall at any time take action to enforce the collection of the Obligations, the Suppliers shall in no event have recourse against the Consignor or any of its assets (and the Suppliers acknowledge and agree that the Obligations are not (nor shall they be deemed to be) obligations owing by the Consignor; and

               (b) the Consignor shall only be required to pay over all or any portion of the amounts due under Sections 2.2, 2.4.2, Article III (other than clauses (a) and (e) of
          Section 3.1.3), Article IV, Section 6.2, Section 6.3,
          Section 8.3 and Section 8.4 (or any other amounts hereunder to the extent such payment is expressly made contingent on the Consignor first receiving such amount from the Consignee) to the extent (and only to the extent) that the Consignor first receives payment (in whole or in part as applicable) with respect thereto in immediately available funds from the Consignee or (in the case of a repayment or prepayment of the Advances), the Consignee has first returned to (or purchased from) the Consignor all or a portion of the Bullion in respect of such Advances in each case pursuant to the terms of the Fee Consignment Agreement and Short-Term Fee Consignment Agreement.

     Each of the Suppliers acknowledge and agree that if at any time any payment made by the Consignor to a Supplier in respect of any Obligations is subsequently rescinded, recovered from or repaid by the Consignor for any reason other than to the extent of the Consignor's gross negligence or wilful misconduct (including as the result of any bankruptcy, dissolution, reorganization or liquidation proceedings (or proceedings similar thereto) relating to the Consignee), then each such Supplier shall repay to the Consignor on demand that portion received by it of the amount so rescinded, recovered from or repaid by the Consignor. Nothing in this Section shall adversely affect any rights of any Suppliers (when used in this Section, such term to mean and include all Suppliers, under and as defined in this Agreement and the Short-Term Dollar Supply Agreement) (i) to assert any claims against the Consignor to the extent that the Consignor has actually received from the Consignee all or any portion of the monetary amounts that the Consignor is required to pay over to the Suppliers hereunder or under the Short-Term Dollar Supply Agreement or has actually received all or any portion of Bullion (when used in this Section, such term to mean all Bullion, as defined in the Fee Consignment Agreement and the Short-Term Fee Consignment Agreement) that is required to be returned to the Consignor under the terms of the Fee Consignment Agreement or the Short-Term Fee Consignment Agreement (or has actually received, in lieu of a return of Bullion, Dollars to the extent any such Bullion is purchased by the Consignee pursuant to the terms of the Fee Consignment Agreement or the Short-Term Fee Consignment Agreement), and notwithstanding such actual receipt of monetary amounts or Bullion (as the case may be), the Consignor has failed to repay to the Suppliers any amount owing to them under the terms hereof, under the Short-Term Dollar Supply Agreement or under the Suppliers' Agreement, to the extent then due and payable, or (ii) to direct the Consignor to accelerate the Obligations and require the immediate return of Bullion to the Consignor, as set forth in Section 6.2 and 6.3 of this Agreement and Section 6.2 and 6.3 of the Short-Term Dollar Supply Agreement. The Consignor agrees to indemnify and hold harmless the Indemnified Parties from and against all actions, causes of action and suits, and losses, costs, liabilities and actual (but in no event consequential or punitive) damages hereunder arising
     (i) by reason of a Consignor Bankruptcy Event, (ii) to the extent and only to the extent from the gross negligence or wilful misconduct of the Consignor (in its capacity as Consignor) or
     (iii) from a breach hereunder or under the Fee Consignment Agreement by the Consignor (in such capacity) at a time when no Event of Default has occurred and is continuing.

          SECTION 8.16.  Waiver of Immunity; Judgment Currency.

          (a) To the extent that the Consignor may have any immunity on the grounds of sovereignty or otherwise from jurisdiction of any court in the United States or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) or from any legal proceeding with respect to itself or its property, the Consignor hereby irrevocably waives such immunity for itself and its property (including, without limitation, property held by the Consignor for its own account) with respect to its obligations under this Agreement and the Suppliers' Agreement.

          (b) If for the purpose of obtaining judgment in any court it is necessary to calculate the equivalent of a sum due from the Consignor under this Agreement which is denominated in Dollars in another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Supplier seeking such judgment could purchase Dollars with such other currency on the Currency Business Day (defined below) preceding that on which judgment is given. Notwithstanding any such judgment in such other currency, the obligations of the Consignor with respect to such sum due from it to the applicable Supplier hereunder shall be discharged only to the extent that on the Currency Business Day following receipt by such Supplier of such amount adjudged to be so due in such other currency, such Supplier, in accordance with normal banking procedures, can purchase Dollars with such currency. If the Dollars so purchased are less than the sum originally due to the applicable Supplier in Dollars, the Consignor agrees as a separate obligation and notwithstanding any such judgment to indemnify such Supplier against such loss (other than any loss caused by such Supplier's gross negligence and wilful misconduct) and to promptly pay to such Supplier an amount such that such Supplier receives the full sum originally due to such Supplier in Dollars; and if the Dollars so purchased exceed such sum originally due to such Supplier in Dollars, such Supplier agrees to remit such excess to the Consignor. "Currency Business Day" means any day other than a Saturday, Sunday or relevant holiday on which dealings in such other currency and Dollars are carried out in the New York interbank market and through official agencies of the country where such other currency is available for purchase with Dollars.


          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                              THE BANK OF NOVA SCOTIA,
                                 in its capacity as Consignor

                              By: /s/ Stephen Lockhart
                                 Title: Senior Manager

                              Address:  One Liberty Plaza
                                        New York, N.Y. 10006

                              Facsimile No:  212-225-5090

                              Attention:  Mr. Brian Allen

                              With a copy to:

                              Address:  The Bank of Nova Scotia
                                        44 King Street West
                                        Toronto, Ontario
                                        Canada  M5H 1H1

                              Facsimile No:  416-866-4053

                              Attention:  Mr. Peter Payne

                              THE BANK OF NOVA SCOTIA,
                                in its capacity as Administrative
                                Agent and Co-Agent

                              By: /s/ Stephen Lochart
                                 Title: Senior Manager

                              Address:  One Liberty Plaza
                                        New York, New York  10006

                              Facsimile No.:  212-225-5090

                              Attention:  Mr. Brian Allen


           PERCENTAGE

          8.641975300%        THE BANK OF NOVA SCOTIA, in its capacity
                                as a Supplier


                              By: /s/ Stephen Lockhart
                                 Name:  Stephen Lockhart
                                 Title: Senior Manager

                              Domestic
                              Office:  One Liberty Plaza
                                       New York, New York  10006

                              Facsimile No.:  212-225-5091

                              Attention:  Mr. Brian Allen

                              LIBOR
                              Office:  One Liberty Plaza
                                       New York, New York  10006

                              Facsimile No.:  212-225-5091

                              Attention:  Mr. Brian Allen


           PERCENTAGE

          8.641975300%        THE BANK OF NEW YORK, in its capacity as
                                a Co-Agent and a Supplier

                              By: /s/ William A. Kerr
                                 Name:  William A. Kerr
                                 Title: Vice President

                              Domestic
                              Office:  One Wall Street
                                       New York, New York  10286

                              Facsimile No.:  212-635-1480

                              Attention:  Wendy Forrest


                              LIBOR
                              Office:  One Wall Street
                                       New York, New York  10286

                              Facsimile No.:  212-635-1480

                              Attention:  Wendy Forrest


           PERCENTAGE

          8.641975300%        CHEMICAL BANK, in its capacity as
                                a Co-Agent and a Supplier

                              By: /s/ Theodore L. Parker
                                 Name:   Theodore L. Parker
                                 Title:  Vice President

                              Domestic
                              Office:  270 Park Avenue
                                       New York, NY  10017

                              Facsimile No.:  212-270-4016

                              Attention:  Renee Pierre-Louis


                              LIBOR
                              Office:  270 Park Avenue
                                         New York, NY  10017

                              Facsimile No.:  212-270-4016

                              Attention:  Renee Pierre-Louis



           PERCENTAGE

          7.514761100%        FLEET PRECIOUS METALS INC.

                              By: /s/ W. Timothy Coggins/Eleanor Vander Mel
                                 Name:  W. Timothy Coggins/Eleanor Vander Mel
                                 Title:  Asst. Vice President/Vice President

                              Domestic
                              Office:  111 Westminster Street
                                       Providence, RI 02903-2305

                              Facsimile No.:  401-278-3077

                              Attention:  Dave Devel

                              LIBOR
                              Office:  111 Westminster Street
                                       Providence, RI 02903-2305

                              Facsimile No.:  401-272-3440

                              Attention:  Joyce Deschenes]


           PERCENTAGE

          7.514761100%        NBD BANK, N.A.

                              By: /s/ Anna R. Hoffman
                                 Name:  Anna R. Hoffman
                                 Title: Vice President

                              Domestic
                              Office:  611 Woodward Avenue
                                       Detroit, Michigan  48302

                              Facsimile No.:  313-225-1586

                              Attention:  Cheryl Brosovic/Ann Hoffman

                              LIBOR
                              Office:  611 Woodward Avenue
                                       Detroit, Michigan  48302

                              Facsimile No.:  313-225-1586

                              Attention:  Cheryl Brosovic/Ann Hoffman


           PERCENTAGE

          6.441223800%        THE BANK OF TOKYO TRUST COMPANY

                              By: /s/ Jeffrey Miller
                                 Name:  Jeffrey Miller
                                 Title:

                              Domestic
                              Office:  The Bank of Tokyo
                                         Trust Company

                              Telephone No.:  212-766-5461

                              Facsimile No.:  212-732-1678

                              Attention:  Rolando Uy

                              LIBOR
                              Office:  The Bank of Tokyo
                                         Trust Company

                              Telephone No.:  212-766-5461

                              Facsimile No.:  212-732-1678

                              Attention:  Rolando Uy


           PERCENTAGE

          6.441223800%        LTCB TRUST COMPANY

                              By: /s/ Rene LeBlanc
                                 Name:  Rene LeBlanc
                                 Title: Senior Vice President

                              Domestic
                              Office:  165 Broadway
                                       New York, NY  10006

                              Facsimile No.:  (212) 608-3081

                              Attention:  Winston Brown

                              LIBOR
                              Office:  165 Broadway
                                       New York, NY  10006

                              Facsimile No.:  (212) 608-3081

                              Attention:  Winston Brown


           PERCENTAGE

          6.441223800%        SHAWMUT BANK, N.A.

                              By: /s/ Kerry Day
                                 Name:  Kerry Day
                                 Title: Assistant Vice President

                              Domestic
                              Office:  One Federal St.  OF-0324
                                       Boston, Massachusetts  02211

                              Facsimile No.:  617-292-2566

                              Attention:  Kerry Day

                              LIBOR
                              Office:  Shawmut Bank, N.A.
                                       One Federal St.  OF-0324
                                       Boston, Massachusetts  02211


                              Facsimile No.:  617-292-2566

                              Attention:  Kerry Day


           PERCENTAGE

          4.294149200%        CREDIT LYONNAIS NEW YORK BRANCH

                              By: /s/ Mark A. Campellone
                                 Name:  Mark A. Campellone
                                 Title: Vice President

                              CREDIT LYONNAIS CAYMAN ISLAND BRANCH

                              By: /s/ Mark A. Campellone
                                 Name:  Mark A. Campellone
                                 Title: Authorized Signature

                              In both cases:

                              Domestic
                              Office:  1301 Avenue of the Americas
                                       New York, New York  10019

                              Facsimile No.:  212-459-3179

                              For Administrative
                              Matters:

                              Attention:  Kevin McCarthy

                              LIBOR
                              Office:  1301 Avenue of the Americas
                                       New York, New York  10019

                              Facsimile No.:  212-459-3179

                              For Administrative
                              Matters:

                              Attention:  Kevin McCarthy

                              For Credit Matters:

                              Attention:  Andrea Griffis


           PERCENTAGE

          4.294149200%        THE DAIWA BANK, LIMITED

                              By: /s/ J.H. Broadley
                                 Name:  J.H. Broadley
                                 Title: Vice President

                              By: /s/ B.W. Henry
                                 Name:  B.W. Henry
                                 Title: Vice President and Manager

                              Domestic
                              Office:  The Daiwa Bank, Limited,
                                         Chicago Branch
                                       233 South Wacker Drive
                                       Suite 4500
                                       Chicago, Illinois  60606

                              LIBOR
                              Office:  The Daiwa Bank, Limited,
                                         Chicago Branch
                                       233 South Wacker Drive
                                       Suite 4500
                                       Chicago, Illinois  60606

                              Address for
                                  Notices:  The Daiwa Bank, Limited
                                            450 Lexinton Avenue
                                            Suite 1700
                                            New York, New York  10017

                              Facsimile No.:  212-818-0866

                              Attention:  Catherine Tiano, Credit
                                            Administration Assistant


           PERCENTAGE

          4.294149200%        DEUTSCHE BANK AG, NEW YORK AND/OR
                                CAYMAN ISLANDS BRANCHES

                              By: /s/ Jeffrey N. Wieser
                                 Name:  Jeffrey N. Wieser
                                 Title: Director

                              By: /s/ Jean M. Hannigan
                                 Name:  Jean M. Hannigan
                                 Title: Assistant Vice President

                              Domestic
                              Office:  Deutsche Bank AG,
                                         New York and/or
                                       Cayman Islands Branches
                                       31 West 52nd Street
                                       New York, New York  10019

                              Facsimile No.:  212-474-8212

                              Attention:  Jeffrey N. Wieser/
                                          Gregory M. Hill

                              LIBOR
                              Office:  Deutsche Bank AG,
                                         Cayman Islands Branch
                                       31 West 52nd Street
                                       New York, New York  10019

                              Facsimile No.:  212-474-8212

                              Attention:  Jeffrey N. Wieser/
                                          Gregory M. Hill


           PERCENTAGE

          4.294149200%        THE FUJI BANK LTD.

                              By: /s/ Gina Kearns
                                 Name:  Gina Kearns
                                 Title: Vice President and Manager

                              Domestic
                              Office:  The Fuji Bank, Limited,
                                         New York Branch
                                       Two World Trade Center,
                                       79th Floor
                                       New York, New York  10048


                              Facsimile No.:  212-912-0516

                              Attention:  Yoshihiko Shiotsugu

                              LIBOR
                              Office:  The Fuji Bank, Limited,
                                         New York Branch
                                       Two World Trade Center,
                                       79th Floor
                                       New York, New York  10048


                              Facsimile No.:  212-912-0516

                              Attention:  Yoshihiko Shiotsugu


           PERCENTAGE

          4.294149200%        NATIONAL WESTMINSTER BANK USA

                              By: /s/ Phillip H. Sorace
                                 Name:  Phillip H. Sorace
                                 Title: Vice President

                              Domestic
                              Office:  592 Fifth Avenue
                                       New York, New York  10036

                              Facsimile No.:  212-602-2890

                              Attention:  Patty Singh or Bob Gaiti

                              LIBOR
                              Office:  592 Fifth Avenue
                                       New York, New York  10036

                              Facsimile No.:  212-602-2890

                              Attention:  Patty Singh or Bob Gaiti


           PERCENTAGE

          3.220611900%        ABN AMRO BANK N.V. NEW YORK BRANCH

                              By: /s/ Richard H. West
                                 Name:  Richard H. West
                                 Title: Group Vice President

                              By: /s/ Rodolfo Barros
                                 Name:  Rodolfo Barros
                                 Title: Vice President

                              Domestic
                              Office:  500 Park Avenue
                                       New York, New York  10022

                              Facsimile No.:  212-688-5815

                              Attention:  Ed Tice/Rodolfo Barros

                              LIBOR
                              Office:  500 Park Avenue
                                       New York, New York  10022

                              Facsimile No.:  212-688-5815

                              Attention:  Ed Tice/Rodolfo Barros


           PERCENTAGE

          3.220611900%        BANQUE PARIBAS

                              By: /s/ Richard G. Burrows
                                 Name:  Richard G. Burrows
                                 Title: Vice President

                              By: /s/ Ann C. Pifer
                                 Name:  Ann C. Pifer
                                 Title: Assistant Vice President

                              Domestic
                              Office:  787 Seventh Avenue
                                       New York, NY  10019

                              Facsimile No.:  212-841-2217

                              For Administrative
                              Matters:

                              Attention:  Loan Servicing Dept.

                              Facsimile No.:  212-841-2333

                              For Credit Matters:

                              Attention:  Large Corp. Group

                              LIBOR
                              Office:  Banque Paribas
                                       787 Seventh Avenue
                                       New York, NY  10019

                              Facsimile No.:  212-841-2217

                              For Administrative
                              Matters:

                              Attention:  Loan Servicing Dept.

                              Facsimile No.:  212-841-2333

                              For Credit Matters:

                              Attention:  Large Corp. Group



           PERCENTAGE

          3.220611900%        GIROCREDIT BANK AG DER SPARKESSEN
                                GRAND CAYMAN ISLAND BRANCH

                              By: /s/ D. Stephens/John Redding
                                 Name:  Dhuane G. Stephens/John P. Redding
                                 Title: Vice President

                              Domestic
                              Office:  65 East 55th Street
                                       New York, New York  10022

                              Facsimile No:  212-644-0644

                              Attention:  Dhuane Stephens

                              LIBOR
                              Office:  65 East 55th Street
                                       New York, New York  10022

                              Facsimile No.:  212-421-2719

                              Attention:  Orlando Diaz


           PERCENTAGE

          2.147074700%        COMERICA BANK

                              By: /s/ Julie Burke Smith
                                 Name:  Julie Burke Smith
                                 Title: Vice President

                              Domestic
                              Office:  Comerica Bank
                                       500 Woodward Avenue MC 3280
                                       Detroit, Michigan  48226

                              Facsimile No.:  313-222-3330

                              Attention:  Sandy Truman

                              LIBOR
                              Office:  Comerica Bank
                                       500 Woodward Avenue MC 3280
                                       Detroit, Michigan  48226

                              Facsimile No.:  313-222-3330

                              Attention:  Sandy Truman


           PERCENTAGE

          2.147074700%        IBJ SCHRODER BANK & TRUST COMPANY

                              By: /s/ J. Christopher Mangan
                                 Name:  J. Christopher Mangan
                                 Title: Vice President

                              Domestic
                              Office:  One State Street
                                       New York, New York  10004

                              Facsimile No.:  212-858-2768

                              Attention:  Mr. Jamie M. Weston

                              LIBOR
                              Office:  One State Street
                                       New York, New York  10004

                              Facsimile No.:  212-858-2768

                              Attention:  Mr. Jamie M. Weston


           PERCENTAGE

          2.147074700%        THE MITSUBISHI BANK, LIMITED -
                                NEW YORK BRANCH

                              By: /s/ Paula Mueller
                                 Name:  Paula Mueller
                                 Title: Vice President


                              Domestic
                              Office:  225 Liberty Street
                                       Two World Financial Center
                                       New York, New York  10281

                              Facsimile No.:  212-667-3562

                              Attention:  Ms. Paula Mueller,
                                            Vice President

                              LIBOR
                              Office:  The Mitsubishi Bank, Limited
                                         New York Branch
                                       225 Liberty Street
                                       Two World Financial Center
                                       New York, New York  10281


                              Facsimile No.:  212-667-3562

                              Attention:  Ms. Paula Mueller,
                                            Vice President


           PERCENTAGE

          2.147074700%        YASUDA TRUST & BANKING CO., LTD.
                                NEW YORK BRANCH


                              By: /s/ Nicholas Pullen
                                 Name:  Nicholas Pullen
                                 Title: Vice President

                              Domestic
                              Office:  666 Fifth Avenue, Suite 801
                                       New York, New York  10103

                              Facsimile No.:  212-373-5797

                              Attention:  Mr. Richard Ortiz

                              LIBOR
                              Office:  666 Fifth Avenue, Suite 801
                                       New York, New York  10103

                              Facsimile No.:  212-373-5797

                              Attention:  Mr. Richard Ortiz

                100%

     HANDY & HARMAN HAS REVIEWED THE TERMS OF
     THIS AGREEMENT, AND ACKNOWLEDGES THE EFFECT
     OF SUCH TERMS AS THEY RELATE TO HANDY &
     HARMAN'S OBLIGATIONS UNDER SECTION 9.3 AND
     SECTION 9.4 OF THE FEE CONSIGNMENT
     AGREEMENT:

     HANDY & HARMAN

     By: /s/ Stephen B. Mudd
        Name:  Stephen B. Mudd
        Title: Vice President
               and Treasurer